UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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MYERS INDUSTRIES, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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NOTICE OF 2017

ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

1293 South Main Street — Akron, Ohio 44301

March 21, 2017

Dear Fellow Shareholders,

On behalf of the Board of Directors of Myers, I am writing to update you about our work on behalf of the shareholders of the company.

The board has been actively engaged in one of its most important functions: hiring and monitoring management. Our very capable and highly energetic CEO, Dave Banyard, assumed that role in December 2015. A new head of Human Resources, Kevin Gehrt, came aboard in September and Matteo Anversa joined Myers as its Chief Financial Officer in December. Our two business segments gained new leadership as well, with Mike Valentino becoming head of the Material Handling segment and Alex Williamson being named head of the Distribution segment, both highly qualified internal candidates.

Vice President and Controller Kevin Brackman earned our thanks for his diligent and conscientious work as Interim Chief Financial Officer, from March through November.

As a board, we are a relatively new team. Three directors joined the Myers board between 2007 and 2010, and five directors joined the board in the past two years. Myers’ board now includes two women, with Jane Scaccetti’s election in April 2016. Myers follows several best practices in corporate governance.  For example, we conduct annual elections for all directors, we ensure there is an independent board chair and committees of only independent board members, and we have engaged an independent third party to conduct annual self-evaluations of our board.

During the summer and fall, the board engaged in comprehensive and vigorous strategy sessions. These dynamic discussions continue as strategy implementation begins.

The Myers board has three Committees: Audit, Compensation, and Nominating & Governance. Our Audit Chair, Bob Stefanko, worked tirelessly with management, our external accounting team of Ernst & Young LLP, internal auditors, and consultants to improve the company’s controls. In April 2016, the board approved implementation of more robust internal control procedures for financial reporting. Between meetings, Bob has been reporting on the status of the implementation of these procedures to the Audit Committee and to the full board. Given our prior material weaknesses in internal controls, the Audit Committee has been holding intensive and lengthy meetings, scheduled independently of other Committee and board meetings. We believe we are effectively addressing the internal control issues with these robust, sustainable process improvements.

Our relatively new Compensation Committee Chair, Sarah Coffin, led our efforts to design shareholder-aligned compensation packages to attract high-quality executives to Myers, while at the same time making changes to reflect industry and governance best practices. For example, the company does not enter into employment contracts, nor do we reprice underwater options or provide perquisites. The majority of compensation is tied to financial performance and long-term incentives—our objective is to align management and shareholders’ interests.  We want our management to act like all of us as owners and have designed our compensation plans to reflect this goal.

Our Nominating and Governance Chair, John Crowe, continues to emphasize ongoing director education, while monitoring conferences and symposiums attended by the directors and information sharing by fellow directors. In September, a number of us attended the annual meeting of the National Association of Corporate Directors. Over several days, we learned about best practices of corporate governance, which we shared with the full board. Importantly, in both January 2016 and January 2017, the entire board conducted an evaluation using an independent third party. In each of these past two years, we have evaluated individual directors, each committee, and the board as a whole. The results of this comprehensive exercise have been communicated, confidentially, to each director and to the board by outside counsel. We believe this exercise, used by only a minority of companies, has been enormously useful in optimizing the effectiveness of the Myers’ board on behalf of our shareholders.  In addition, this committee is focused on succession planning and discusses this topic at each meeting.

In an effort to improve our “say on pay” results by better articulating our compensation practices and governance principles, last fall we reached out to leading proxy advisors and each of the company’s shareholders who owned more than 1% of our shares to solicit their opinions. We are pleased that ten of thirteen of such shareholders agreed to engage with us in order to discuss governance and compensation matters. From September through November, Sarah Coffin, our head of investor relations, Monica Vinay, and I spoke with these shareholders (who, cumulatively, own approximately 65% of Myers’ shares). We greatly appreciated the frank conversations and these shareholders’ valuable insights on a number of matters (including, but not limited to, board composition, compensation, say on pay, strategic planning, and over boarding of directors) and have adopted improvements as a result of this feedback.

We welcome feedback from our owners.  Shareholders may send such communications by email to governance@myersind.com or by mail or courier delivery addressed as follows: Board of Directors (or Committee Chair, Board Member or Non-Management Directors, as the case requires), c/o Chief Financial Officer and Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301 as more fully outlined in our Communication Procedures for Interested Parties and Shareholders available on the Company’s website www.myersind.com.

The board remained active and engaged throughout 2016 and begins 2017 with a renewed commitment to building long-term shareholder value at Myers. Thank you for your continued support of the company and confidence in our efforts on your behalf.

Sincerely,

F. Jack Liebau, Jr.
Chairman of the Board

************

Dear Shareholders,

The Board of Directors has fixed the close of business on March 2, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement, together with the related proxy card and our 2016 Annual Report to Shareholders, is being mailed to our shareholders on or about March 21, 2017. To be sure that your shares are properly represented at the Annual Meeting, whether or not you intend to attend the Annual Meeting via live webcast or in person, please complete and return the enclosed proxy card, or follow the instructions to vote by telephone or internet, as soon as possible.

If you have any questions or need assistance in voting your shares, please contact our Investor Relations Department at (330) 761-6212.

By Order of the Board of Directors,

R. DAVID BANYARD
President and Chief Executive Officer

Akron, Ohio

March 21, 2017

THE 2016 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2017 (the “Annual Meeting”): This Proxy Statement and the Company’s 2016 Annual Report to Shareholders are available on Myers’ website at http://investor.myersindustries.com/investor-relations/financial-information/default.aspx.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, April 26, 2017
Time:	9:00 A.M. (local time)
Location:

The live webcast of the meeting will be available on the Investor Relations section of the Company’s website at www.myersindustries.com and the meeting will be held in person at:

1554 South Main Street, Akron, OH 44301.

Record Date:	March 2, 2017

Items of Business

1.     To elect the nine candidates nominated by the Board of Directors to serve as directors until the next Annual Meeting of Shareholders;

2.     To cast a non-binding advisory vote to approve executive compensation;

3.     To provide an advisory vote on the frequency of future advisory votes regarding the Company’s executive compensation;

4.     To approve the adoption of the Amended and Restated 2017 Incentive Stock Plan;

5.     To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017; and

6.     To consider such other business as may be properly brought before the meeting or any adjournments thereof.

The Board recommends that you vote “FOR” each of the director nominees included in Proposal No. 1, “FOR” each of the Proposals 2, 4 and 5 and for a frequency of one (1) year for Proposal 3. The full text of these proposals is set forth in the accompanying Proxy Statement.

How to Vote

By Telephone	By Internet	By Mail	Via Webcast or In Person
You may vote by calling 1-800-690-6903.	You may vote online at www.proxyvote.com.	You may vote by completing and returning the enclosed proxy card.	All shareholders are cordially invited to attend the Annual Meeting via live webcast or in person.

PROXY STATEMENT SUMMARY

Below are the highlights of important information you will find in this Proxy Statement.  As this is only a summary, we request you please review the full Proxy Statement before casting your vote.

Meeting Information	Summary of Voting Matters

Time and Date:

9:00 a.m., Eastern Standard Time,
on Wednesday, April 26, 2017

Location:

The live webcast of the meeting will be available on the Investor Relations section of the Company’s website at www.myersindustries.com and the meeting will be held in person at: 1554 South Main Street, Akron, OH 44301.

Audio Webcast:

On our website,
www.myersindustries.com, under the
Investor Relations tab

Voting Matter

Proposal 1 – Election of Directors

Proposal 2 – Advisory Vote to
Approve Executive Compensation

Proposal 3 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Proposal 4 – Approval of Adoption
of Amended and Restated 2017
Incentive Stock Plan

Proposal 5 – Ratification of
Appointment of Independent
Registered Public Accounting Firm

	Board Recommendation FOR EACH NOMINEE FOR FOR FOR FOR	Page 15 27 29 53 59

Recent Highlights and Achievements

New Leadership:  Myers Industries recently hired and promoted new leaders to key positions:

•

Dave Banyard, President and CEO.  Mr. Banyard brings significant experience to the Company, including a proven track record of outperforming market growth, expanding profit margins and driving improved cash flow performance

•	Matteo Anversa, Executive Vice President, CFO, and Secretary. Mr. Anversa brings an extensive background in operational finance, planning and analysis, internal audit, controls and compliance
•

Kevin Gehrt, Vice President of Human Resources.  Mr. Gehrt brings an extensive background in talent development and management, sales productivity and continuous improvement, corporate governance, organization design, compensation, and employee benefits

•	Promoted Mike Valentino to Group President, Material Handling Segment, and Alex Williamson to Group President, Distribution Segment

Business Highlights:  Myers Industries completed several key steps towards executing its long-term strategy:

•	Niche market success and growth: The Company grew its niche market presence through a number of wins in two of its strategic markets - Vehicle and Auto Aftermarket
•	Improved operating model: The Company significantly reduced working capital at certain businesses and reduced inventory at each of its businesses in the Material Handling Segment
•	Improved internal controls process: The Company reviewed and has improved the internal control processes at every business
•	Returned cash to shareholders: The Company returned $16 million of cash to shareholders through dividend payments
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PROXY STATEMENT SUMMARY (CONTINUED)

Enterprise Strategy: The Company’s management and Board of Directors of the Company (the “Board” or “Board of Directors”) have together developed a strategic vision for the Company.  This strategy is guided by three key operating principles:

•	Niche market focus
•	Flexible operations
•	Strong cash flow growth

The Company will execute this strategy using the following business model:

•	Segmentation of each market
•	Deeper penetration of each segment with existing products and innovative new products
•	Simplified and well organized operations
•	Adopting and implementing 80/20 and lean principles
•	Producing only the highest value-add products and using partners for all others
•	Employing an asset light business model
•	Deploying cash flow on value enhancing acquisitions

The Company’s management aims to instill a culture where safety and efficiency are part of every aspect of the business, and where employees are empowered to act like owners. The Company’s management and Board of Directors work hand-in-hand to develop our strategic vision and together review the Company’s strategy and performance periodically throughout the year.

Enhancement of Internal Controls:  In 2016, following the review and approval of the Board, the Company (under the oversight of the Audit Committee) took a number of actions to improve and ensure effective internal controls over financial reporting, including:

•	Reviewed and updated internal control processes and documentation at every business to identify and remediate control gaps
•	Completed independent balance sheet and account reconciliation reviews at every business unit during the calendar year 2016
•	Ensured all reviews were conducted by members of the corporate controller group
•	Supplemented the technical competence of the accounting staff with additional training and resources

Management provided monthly updates to the Audit Committee Chair and quarterly updates to the entire Audit Committee regarding the Company’s internal controls over financial reporting.

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PROXY STATEMENT SUMMARY (CONTINUED)

Governance Highlights

Myers Industries is committed to applying sound corporate governance practices.  We believe sound governance practices are in the best interest of our shareholders, and strengthen accountability within the organization.

Annual Elections	Yes	Stock Ownership Guidelines for Executives	Yes
Independent Board Chair	Yes	Anti-Hedging and Anti-Pledging	Yes
Board Independence	89%	Code of Conduct and Ethics	Yes
Committee Independence	100%	Board Member Recruiting Guidelines	Yes
Number of Financial Experts	4	Executive Sessions of the Board	Yes
Board Diversity	22% female	Anonymous Reporting	Yes
Board Committees Complete Annual Self-Evaluations	Yes	Clawback Policy	Yes
Over-Boarding Policy	Yes

Director Nominees

You are being asked to vote on the election of the following nine director candidates.  Detailed information on each director is available starting on page 16.

					Committee Memberships
Name	Age	Director Since	Experience	Independent	Audit	Compensation	Corporate Governance
R. David Banyard	48	2016	President, CEO, Myers Industries. Inc.	No
Sarah R. Coffin	64	2010	Former CEO, Aspen Growth Strategies, LLC.	Yes	●	CHAIR
John B. Crowe	70	2009	Former CEO and Chairman of Buckeye Technologies, Inc.	Yes		●	CHAIR
William A. Foley	69	2011	Chairman of the Board and CEO, Libbey Inc. (NYSE: LBY)	Yes		●	●
Daniel R. Lee	60	2016	CEO, President and Director of Full House Resorts, Inc.	Yes	●		●
F. Jack Liebau, Jr. Chairman*	53	2015	Former President and CEO of Roundwood Asset Management	Yes	●	●	●
Bruce M. Lisman	70	2015	Former Chairman of the Global Equity Division, JP Morgan Chase & Co. (NYSE: JPM)	Yes		●	●
Jane Scaccetti	62	2016	CEO and founding partner of Drucker & Scaccetti	Yes	●		●
Robert A. Stefanko	74	2007	Former Chairman and EVP of Finance and Administration of A. Schulman, Inc. (NASDAQ)	Yes	CHAIR	●

*Mr. Liebau is an ex officio member of each of the Company’s committees.

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PROXY STATEMENT SUMMARY (CONTINUED)

Board Overview

Myers has an experienced and effective Board focused on shareholder value creation.  The Board is composed of nine members, eight of whom are independent.  The below charts highlight the Board’s composition and experience.

Board Composition

Director Experience

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PROXY STATEMENT SUMMARY (CONTINUED)

Shareholder Outreach

We believe engaging in shareholder outreach is an important element of strong corporate governance.  In 2016, members of our Board and executive management acted on this belief and reached out to the top 13 shareholders who own 1% or greater of outstanding shares and represent 75% of total shares outstanding.   Following this outreach, conference calls were conducted with 10 of the 13 shareholders initially approached, whose ownership represented approximately 65% of total shares outstanding. During our outreach meetings, we discussed with shareholders corporate governance matters (including the Company’s independent Board evaluations), the Company’s performance and strategy, executive compensation practices and metrics, board composition and other items of shareholder interest. This dialogue with shareholders was considered in the development of the changes to our compensation program for 2017 and has led to the enhanced disclosure in and presentation of this Proxy Statement and the adoption of an over-boarding policy.

In addition, each spring, we mail all shareholders a copy of the Company’s Annual Report and Proxy Statement.

At any time during the year shareholders may access our Annual Report, Proxy Statement, financial presentations, and corporate governance guidelines at www.myersindustries.com.  Shareholders may contact any director, committee of the board, non-management director or the Board.

via U.S. Mail at:

Myers Industries, Inc.

c/o Corporate Secretary

1293 South Main Street

Akron, Ohio 44301

via e-mail at:

governance@myersind.com

A toll free hotline has also been established if an interested party wishes to contact a director, a committee of the board, a non-management director or the Board by phone.  The number is 877-285-4145 and is available worldwide 24 hours a day, seven days a week.

Executive Compensation Overview

Myers Industries’ executive compensation program, set forth by the Compensation Committee, is designed to implement our executive pay philosophy to:

•	Attract and retain talented and experienced executives and other key employees
•	Ensure that the actual compensation paid to our executive officers is aligned and correlated with financial performance and changes in shareholder value (“pay for performance”)
•	Motivate our executive officers to achieve short-term and long-term Company goals that will increase shareholder value
•	Reward executives whose knowledge, skills and performance are crucial to our success

Compensation Practices

What We Do	What We Don't Do
Pay for Performance	Enter into Employment Contracts
Reasonable Post-Employment/Change in Control Provisions	Offer Tax Gross-Ups
Double Trigger Change in Control Provisions	Reprice Underwater Options
Stock Ownership Guidelines	Allow Cash Buyouts of Underwater Options
Independent Compensation Advisors	Permit Short Sales by Directors, Officers, or Employees
Tally Sheet to Evaluate and Monitor NEO Compensation	Provide Perquisites
Clawback Policy	No Hedging or Pledging of Company Stock

5

PROXY STATEMENT SUMMARY (CONTINUED)

Elements of Compensation for 2016

In 2015 and 2016, to achieve the Company’s compensation goals of attracting and retaining top talent while aligning awards to performance results of the Company and increasing shareholder value, the Compensation Committee approved certain changes to the Company’s compensation program (including paying a portion of the CEO’s and CFO’s long-term incentives in performance restricted stock units instead of cash; updating performance metrics for annual bonuses to focus on achieving budgeted operating profit, growth in operating profit and budgeted cash flow; and discontinuing executive perquisites).

Compensation Element		Component	Performance Metrics	Objective
Base Salary	The guaranteed part of our executives' pay. We pay base salaries to recognize the skills, competencies, experience, and performance an executive brings to his or her role	Cash	None	Competitive level of fixed compensation.
Annual Bonus	In keeping with our policy of rewarding our executive officers for performance, executives, including our NEOs, were eligible to earn annual incentives under our annual incentive plan	Cash	• Achieving budgeted operating profit • Growth in operating profit • Achieving budgeted cash flow	Increase executive's focus on specific short-term corporate operational goals.
Long-Term Incentives

Our use of long-term incentives reflects the belief that a significant component of executive compensation should be at risk and is linked to shareholder value creation by focusing on share price and/or achievement of financial performance objectives

		• Performance stock units • Stock options • Restricted stock units	Performance stock units: Tied to ROIC achievement over 3 years	Motivate and reward our executive officers for increasing shareholder value and promotes our long-term interests by aiding in the retention of high-quality executives.
Retirement and Other Benefits	We maintain qualified and nonqualified retirement programs to provide our executives and other employees' basic life and income security needs	• Qualified retirement plan • Annual Physical Examination • SERP	None	Part of a broad-based benefit plan offered to all employees.

6

PROXY STATEMENT SUMMARY (CONTINUED)

2016 Named Executive Officer (NEO) Pay Mix*

2016 CEO Compensation Mix at Target

2016 CFO Compensation Mix at Target

* “Fixed” compensation includes salary and service-based restricted stock; “variable compensation includes annual bonuses, performance stock units and stock options; “long-term” compensation includes stock options, performance stock units and restricted stock, and “short-term” compensation includes salary and annual bonuses.  CFO compensation represents compensation for Mr. Anversa, who joined the Company in December 2016.

 2017 Compensation Program Updates

As part of its ongoing efforts to achieve the Company’s performance goals, the Compensation Committee also approved a number of changes to the Company’s compensation program for 2017, among other changes:

•

Revised Long-Term Incentive Mix for Executive Management – The Compensation Committee has adopted the following long-term incentive award mix for executive management to focus on key performance objectives and increase share price and share ownership, while creating greater alignment with shareholder returns:

•	50% performance restricted stock units
•	30% stock options
•	20% restricted stock units

In addition, the Compensation Committee revised the long-term incentive and annual bonus performance metrics (as described below).  These metrics were adopted to better align with the Company’s strategy and to more effectively align Company performance to compensation.  Additionally, these metrics are used by management to assess operating performance of the business.

7

PROXY STATEMENT SUMMARY (CONTINUED)

•	Revised Annual Bonus Performance Metrics. For 2017 annual bonuses, performance will be determined using the following metrics:
•	Operating income growth – 70% weighting
•	Individual performance targets – 30% weighting
•	Revised Long-Term Incentive Performance Metrics. For the 2017-2019 performance cycle, performance will be determined using the following metrics:
•	Cumulative EBITDA over the performance period – 50% weighting
•	Free cash flow as a percentage of sales over the performance period – 50% weighting

8

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Corporate Governance and Compensation Guidelines

The Board of Directors is committed to maintaining a sound corporate governance structure that promotes the best interests of our shareholders.   The Company has adopted “Corporate Governance Guidelines” and a “Code of Business Conduct and Ethics” for the Company’s directors, officers and employees.  Each of our corporate governance policies is available on the Corporate Governance page accessed from the Investor Relations page of our website at www.myersindustries.com.

Corporate Governance and Compensation Practices

Below is a discussion of our corporate governance and compensation practices and policies:

Shareholder Outreach

The Company and members of the Board have conducted considerable shareholder outreach, through which we have sought ongoing input from our largest institutional investors and other stockholders holding approximately 75% of our outstanding shares.

Following this outreach, discussions were ultimately conducted with 10 of the shareholders initially approached, whose ownership represented approximately 65% of the Company’s outstanding shares regarding, and the Company received feedback on:

•	corporate governance matters, including independent Board evaluations
•	the Company’s performance, strategy, and executive compensation practices
•	the Board’s composition

We value shareholder views and insights, and our dialogue with shareholders has led to the enhanced disclosure in and presentation of this Proxy Statement and the adoption of an over-boarding policy.

Annual Elections

In accordance with best practices, all of our directors are elected annually.

Independent Chairman

•	Since October 2009, the Company has maintained an independent Chairman. F. Jack Liebau has served as the independent Chairman since the 2016 Annual Meeting of Shareholders
•	The Company believes this leadership structure is appropriate for the Company as it further aligns the interests of the Company and our shareholders by ensuring independent leadership of the Board
•	The independent Chairman serves as a liaison between our directors and the Company’s management and helps to maintain open communication and discussion by the Board
•	Our independent Chairman is an ex officio member of each of our standing committees
•

Duties of the Chairman are specified in the Charter of the Chairman of the Board of Directors and include serving in a presiding capacity, coordinating the activities of the Board, and such other duties and responsibilities as the Board may determine from time-to-time. This charter is available on our website at www.myersindustries.com on the Corporate Governance page accessed from the Investor Relations page

10

Board and Committee Independence

•

Periodic Review of Director Independence:  On an ongoing basis, the Board of Directors reviews the independence of each director using the current standards for “independence” established by the New York Stock Exchange (“NYSE”) and other applicable regulations and considers any other material relationships a director may have with the Company as disclosed in annual director and officer questionnaires.  The Company’s Corporate Governance Guidelines provide that a majority of the Board of Directors be comprised of independent directors and the charters of each of the Board’s committees require that all committee members be independent.

•

Independence Determination:  The Board has determined that Mses. Coffin and Scaccetti and Messrs. Crowe, Foley, Lee, Liebau, Lisman and Stefanko (all of its current members except for Mr. Banyard, our President and Chief Executive Officer) are independent under these standards.  The determination of whether a director is “independent” is based upon the Board’s review of the relationships between each director and the Company, if any, under the Company’s “Board of Directors Independence Criteria” policy, and the corporate governance listing standards of the NYSE. In connection with the Board’s determination regarding the independence of each non-management director and nominee, the Board considered any transactions, relationships and arrangements as required by our independence guidelines. In particular, the Board considered the following relationships:

•

Committee Independence:  All members of the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee (the “Governance Committee”) have been determined to be independent directors.  In addition, the Board has determined that the members of the Audit Committee and Compensation Committee meet the additional independence criteria required for such committee membership under the applicable NYSE listing standards.

•

Other Relationships:  Except as set forth in this Proxy Statement, neither the Company nor any of the Board nominees or any of their associates have or will have any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Director Resignation Policy

•

Pursuant to the Company’s director resignation policy, in an uncontested election, any incumbent director who receives a greater number of votes “Withheld” or “Against” his or her election than votes “For” his or her election (and with respect to such incumbent director’s election at least 25% of the Company’s shares outstanding and entitled to vote thereon were “Withheld” or voted “Against” the election of such director) shall submit an offer of resignation to the Board of Directors.

•	The Governance Committee will then recommend to the Board whether to accept or reject any tendered resignations, and the Board will decide whether to accept or reject such tendered resignations.

•	The Board’s decision will be publicly disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

•

If an incumbent director’s tendered resignation is rejected, he or she will continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If an incumbent director’s tendered resignation is accepted, then the Board will have the sole discretion to fill any resulting vacancy to the extent permitted by the Company’s Amended and Restated Code of Regulations.

Over-Boarding Policy

The Company has adopted a policy that the maximum number of public company boards on which a non-CEO director may sit is five (including the Company’s board) and the maximum number of public company boards on which a CEO director may sit is three (including the Company’s board).

11

Board Role in Risk Oversight

The Board annually reviews the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing the Company. Certain areas of oversight are delegated to the relevant Committees of the Board and the Committees regularly report back on their deliberations. This oversight is enabled by reporting processes that are designed to provide visibility to the Board about the identification, assessment, monitoring and management of enterprise-wide risks. Every year, management conducts an enterprise-wide risk assessment of the Company and each of its business segments and presents the assessment to the Board for review. The focus of this assessment includes a review of strategic, financial, operational, compliance and technology objectives and risks for the Company. In addition, on an ongoing basis:

•	Audit Committee: The Audit Committee maintains primary responsibility for oversight of risks and exposures pertaining to the IT, accounting, auditing and financial reporting processes of the Company
•

Compensation Committee:  The Compensation Committee maintains primary responsibility for risks and exposures associated with oversight of the administration and implementation of our compensation policies

•	Governance Committee: The Governance Committee maintains primary responsibility for risks and exposures associated with corporate governance and succession planning

Clawback Policy

The Company maintains a “Clawback Policy” that provides for the recoupment of certain incentive compensation in the event of an accounting restatement resulting from material noncompliance (whether or not based upon misconduct) with financial reporting requirements under the federal securities laws. The Clawback Policy is administered by the Compensation Committee and applies to current and former executive officers and such other employees who may from time to time be deemed subject to the policy by the Compensation Committee.

Succession Planning

Our Board, in coordination with the Governance Committee, oversees succession planning for the CEO and other officers of the Company, which is considered at least annually. As part of its succession planning oversight, the Board reviews the senior management team’s experience, skills, competence and potential, in order to assess which executives have the ability to develop the attributes that the Board believes are necessary to lead and execute the Company's strategic vision.

Stock Ownership Guidelines

The Company maintains “Stock Ownership Guidelines” whereby our executive officers and non-employee directors are expected to hold a specified amount of our common stock.  These expectations are as follows:

•	CEO: 5X annual base salary
•	CFO: 3X annual base salary
•	Non-Employee Directors: 5X annual cash Board retainer

The executive officers and non-employee directors have five years from the effective date of the guidelines to attain the ownership requirement.  These “Stock Ownership Guidelines” are available on the Corporate Governance page accessed from the Investor Relations page of the Company’s website at www.myersindustries.com.

Anti-Hedging and Pledging Policy

The Company prohibits directors, officers and employees from engaging in any hedging or pledging transactions with respect to Company shares.

Board Member Recruiting Guidelines

The Company’s Board Member Recruiting Guidelines outline the process for nominating potential director candidates to the Governance Committee. These recruiting guidelines are available on the Corporate Governance page accessed from the Investor Relations page of the Company’s website at www.myersindustries.com.

12

Executive Sessions of the Board

The Board has a policy requiring the non-management directors, both as to the Board and in their respective Committees, to meet regularly in executive session without any management personnel or employee directors present. During 2016, the Board and each Committee met regularly in executive session as follows: Board, 11 times; Audit Committee, 6 times; Compensation Committee, 5 times; and the Governance Committee, 5 times.

Presiding Directors

The Chairman of each Committee was selected as the Presiding Director for the executive sessions of the applicable Committee of the Board.

Anonymous Reporting

The Audit Committee maintains procedures, including a worldwide telephone “hotline,” which allows employees and interested parties to report any financial or other concerns anonymously as further detailed under “Shareholder Communication with Directors” below.

Code of Ethics

We have a “Code of Business Conduct and Ethics” which incorporates a “Code of Ethical Conduct for the Finance Officers and Finance Department Personnel,” which embodies our commitment to ethical and legal business practices, as well as satisfying the NYSE requirements to implement and maintain such policies. The Board expects all of our officers, directors and other members of our workforce to act ethically at all times. This policy is available on our website at www.myersindustries.com on the Corporate Governance page accessed from the Investor Relations page.

Annual Board and Committee Self-Assessments

The Board conducts annual self-assessments of the Board, as well as of the Audit Committee, the Compensation Committee, and the Governance Committee, to assist in determining whether the Board and its Committees are functioning effectively. In early 2015, the Board and each of its Committees conducted the self-evaluations and discussed the results of the self-evaluations.  In early 2016 and 2017, evaluations were conducted by an independent third party through telephone interviews and feedback was provided to the Board, committees and individual directors.

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Shareholder Communication with Directors

Our Board provides the following methods for interested parties and shareholders to send communications to a director, to a Committee of the Board, to the non-management directors, or to the Board:

Written Communication

Interested parties may send such communications by e-mail to governance@myersind.com or by mail or courier delivery addressed as follows:

Board of Directors (or Committee Chairman, Board Member or Non-Management Directors, as the case may be)

c/o Corporate Secretary

Myers Industries, Inc.

1293 South Main Street

Akron, Ohio 44301

All communications directed to the “Board of Directors” or to the “Non-Management Directors” will be forwarded unopened or unread to the Chairman of the Governance Committee. The Chairman of the Governance Committee in turn determines whether the communications should be forwarded to the appropriate members of the Board and, if so, forwards them accordingly. For communications addressed to a particular director or the Chairman of a particular Committee of the Board, however, the Corporate Secretary will forward those communications, unopened or unread, directly to the person or Committee Chairman in question.

Toll-Free Hotline

The Company maintains a “hotline” for receiving, retaining and addressing complaints from any interested party regarding accounting, internal accounting controls and auditing matters, and procedures for the anonymous submission of these concerns.

The hotline is maintained by an independent third party. Interested parties may also use this hotline to communicate with the Board.

Any interested party may contact a director, a Committee of the Board, the non-management directors, or the Board through the toll free hotline at (877) 285-4145.

The hotline is available worldwide, 24 hours a day, seven days a week. Note that all reports made through the hotline are directed to either or both the Chairman of the Audit Committee and the Corporate Secretary. We do not permit any retaliation of any kind against any person who submits a complaint or concern under these procedures.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

Set forth below for each nominee for election as a director is a brief statement, including the age, principal occupation and business experience for at least the past five years, and any directorships held with public companies.

The members of the Governance Committee have recommended, and the independent members of the Board of Directors have nominated, the persons listed below as nominees for the Board of Directors.

Each of the below nominees has consented:

•	To serve as a nominee
•	To being named as a nominee in this Proxy Statement
•

To serve as a director if elected. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board. There is no reason to believe that the nominees named will be unable to serve if elected

Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THESE NOMINEES

Name	Age	Director Since	Independent	Occupation
R. David Banyard	48	2016	No	President and CEO Myers Industries, Inc.
Sarah R. Coffin	64	2010	Yes	Former CEO of Aspen Growth Strategies, LLC.
John B. Crowe	70	2009	Yes	Former CEO and Chairman of Buckeye Technologies, Inc.
William A. Foley	69	2011	Yes	Chairman of the Board and CEO of Libbey Inc.
Daniel R. Lee	60	2016	Yes	President, CEO and Director of Full House Resorts, Inc.
F. Jack Liebau, Jr.	53	2015	Yes	Former President and CEO of Roundwood Asset Management
Bruce M. Lisman	70	2015	Yes	Former Chairman of the Global Equity Division, JP Morgan Chase & Co.
Jane Scaccetti	62	2016	Yes	CEO and founding partner of Drucker & Scaccetti
Robert A. Stefanko	74	2007	Yes	Former Chairman and EVP of Finance and Administration of A. Schulman, Inc.

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NOMINEE INFORMATION

R. DAVID BANYARD Age: 48 Director since: 2016 Committees: None

Principal Occupation:  President/CEO and Director of Myers Industries

Business Experience:

•   Former Group President, Fluid Handling Technologies of Roper Technologies (NYSE: ROP), a diversified industrial company that produces engineered products for global niche markets

•   Former director of ID Modeling, Inc., a hydraulic modeling and water resource management company

•   Former Vice President and General Manager — Kollmorgen Vehicle Systems Division, Danaher Corporation (NYSE: DHR), a designer, manufacturer, and marketer of industrial and consumer products

•   Former Director of Operations — Jacobs Vehicle Systems, Danaher
Corporation (NYSE: DHR)

Skills and Expertise:

•   Successive leadership roles in manufacturing and engineering industries

•   Proven track record of outperforming market growth, expanding profit margins and driving improved cash flow performance

•   Variety of experiences resulting from service as a director and in management for other companies

SARAH R. COFFIN Age: 64 Director since: 2010 Committees: Compensation (Chair) Audit

Business Experience:

•   Former CEO of Aspen Growth Strategies, LLC, an investment company

•   Former Executive Vice President, Hexion Specialty Chemicals and Senior Vice President, Noveon, Inc. (now Lubrizol), both specialty chemical and polymer producers in the industrial market space

Current and Former Directorships:

•   Director of FLEXcon, a privately held manufacturer of pressure-sensitive films and adhesives

•   Former Director and Chair of the Compensation Committee of SPX Corporation (NYSE: SPXC) (now SPX Corporation and SPX Flow), a global industrial equipment and manufacturing company

•   Former Director of Huttenes-Albertus International, an international manufacturer of chemical products for the foundry industry

Skills and Expertise:

•   Former division and global leader in multiple companies

•   Substantial senior level executive experience in marketing, distribution and operations

•   Background in the polymer and specialty chemicals industries

•   Knowledge and insight from service on the boards of other companies

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JOHN B. CROWE Age: 70 Director since: 2009 Committees: Corporate Governance (Chair) Compensation

Principal Occupation:  President, Crowe Consulting International

Business Experience:

•   Former CEO and Chairman of Buckeye Technologies Inc., a producer of absorbent products, chemical cellulose products and customized paper

•   Former Executive Vice President and General Manager at Alabama River Pulp Co., Inc. and Alabama Pine Pulp Co., Inc.

•   Former Vice President of the Flint River Operations for the Weyerhaeuser Co.

Skills and Expertise:

•   Brings valuable insight and international experience into the operational requirements, investor relations and strategic planning processes of a public company due to his status as former Chairman and CEO of Buckeye Technologies Inc.

•   Provides significant experience in manufacturing, sales, implementation of growth strategies, and building organizational capability

•   Draws on his considerable leadership experience, including his service as a United States Air Force Reserve, retiring as Lt. Colonel, Vietnam Veteran and Senior Pilot

WILLIAM A. FOLEY Age: 69 Director since: 2011 Committees: Compensation Corporate Governance

Principal Occupation:  Chairman of the Board and CEO of Libbey Inc. (NYSE: LBY),  a producer of consumer and industrial glassware

Business Experience:

•   Former Chairman and CEO of Blonder Home Accents, a distributor of wallcoverings and home accents

•   Former Chairman and CEO of Thinkwell Incorporated

•   Former President of Arhaus Incorporated, a private brand name furniture company

•   Former Chairman, President and CEO of Lesco Incorporated, a manufacturer, distributor and retailer of professional lawn care and golf course management products

Skills and Expertise:

•   Over 30 years of senior management experience, both domestic and international

•   Provides wide-ranging acquisition, joint venture, business and market development experience

•   Extensive experience in broad scale plastics manufacturing, as well as consumer and distribution businesses

•   Experience with best practices on public company boards, particularly in governance, compensation and leadership

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DANIEL R. LEE Age: 60 Director since: 2016 Committees: Audit Corporate Governance

Principal Occupation: CEO, President and Director of Full House Resorts, Inc., a publicly-traded owner and operator of casinos (NASDAQ: FLL)

Business Experience:

•   Former Managing Member of Creative Casinos, LLC, a developer of casino resorts

•   Former CEO and Chairman of the Board of Managers of FP Holding, LP and Fiesta ParentCo, LLC, which together own and operate The Palms Casino Resort, Las Vegas, Nevada

•   Former Chairman and CEO of Pinnacle Entertainment (NASDAQ: PNK), Las Vegas, Nevada, a casino operator and developer

Current and Former Directorships:

•   Director of Associated Capital Group (NYSE: AC), a diversified global financial services company

•   Former director of ICTC Group Inc. (Pink Sheets), a telecommunications services company

•   Former director of Gabelli Securities, an investment manager and general partner to investment partnerships

•   Former director of LICT Corp., Rye, New York, a telecommunications services company

Skills and Expertise:

•   Extensive financial expertise, including as a former Chartered Financial Analyst

•   Experience as a CEO

F. JACK LIEBAU, JR. Age: 53 Director since: 2015 Committees: Audit* Compensation* Corporate Governance* *ex officio committee member

Business Experience:

•   Former President and CEO of Roundwood Asset Management, a subsidiary managing public equities for Alleghany Corporation’s insurance companies

•   Former President and Founder, Liebau Asset Management Company, which managed money for individuals, foundations, and corporations

•   Former Partner and Portfolio Manager for Davis Funds, an investment management firm

•   Former Partner and Portfolio Manager, Primecap Management Company, an investment management firm

•   Former Vice President of Andover Alumni Council

•   Current director and CFO of the Edwin Gregson Foundation

Current and Former Directorships:

•   Member of Andover Development Board

•   Former director of Media General, Inc. (NYSE: MEG), then an owner of newspapers and television stations

•   Former director of Herley Industries, Inc., a defense technology company

•   Former director of The Pep Boys, a nationwide auto parts retailer

•   Former director and Finance Committee Chair of Kidspace Children’s Museum

Skills and Expertise:

•   Vast financial, strategic, executive and investment experience working with companies in a wide range of industries

•   Experience in corporate governance and  in serving on boards (both corporate and non-profit), experience working effectively with management teams, analyzing strategic options, and communicating with various constituencies

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BRUCE M. LISMAN Age: 70 Director since: 2015 Committees: Compensation Corporate Governance

Business Experience:

•   Former Chairman of the Global Equity Division, JP Morgan Chase & Co. (NYSE: JPM), a global financial services firm and banking institution

•   Former Co-Head of the Global Institutional Equity Division, Bear Stearns Companies, Inc.

Current and Former Directorships:

•   Director of Associated Capital Group (NYSE: AC), a diversified global financial services company

•   Director of PC Construction, an engineering and construction company

•   Director of National Life Group, a mutual life insurance company

•   Members of the boards of American Forests and Smithsonian Libraries

•   Former director of The Pep Boys, a nationwide auto parts retailer

•   Former director of Central Vermont Public Service (now part of Green Mountain Power), a public energy company

•   Former director of Merchants Bancshares (NasdaqGS: MBVT), a bank holding company

•   Former member of the boards of BRUT, Inc., Vermont Electric Power Company, Inc. (VELCO), STRYKE Trading, the University of Vermont, and the Vermont Symphony Orchestra

Skills and Expertise:

•   Experience as a chair, vice chair, and committee chair/member in a broad range of businesses and civic organizations

•   Extensive executive and investment experience

JANE SCACCETTI Age: 62 Director since: 2016 Committees: Audit Corporate Governance

Principal Occupation:  CEO and founding partner of Drucker & Scaccetti, an accounting and tax advisory firm

Business Experience:

•   Former partner at Laventhol & Horwath, a national accounting firm

Current and Former Directorships:

•   Chair of the Audit Committee, Penn National Gaming, Inc. (NASDAQ: PENN), an operator of casinos and racetracks

•   Director of Mathematica Policy Research, Inc., a non-partisan research organization focused on policy research, data collections and data analytics

•   Former member of the board of Nutrition Management Services Company, a provider of comprehensive healthcare food service and facilities management nationwide

•   Former Chair of the Audit Committee and a member of the Nominations and Governance Committee of The Pep Boys, a nationwide auto parts retailer

•   Former director of Keystone Health Plan East, the for-profit Health Maintenance Organization of Independence Blue Cross

Skills and Expertise:

•   Experience as a chair, vice chair, and committee chair/member in a broad range of businesses

•   Extensive financial and accounting experience, including qualification under SEC rules as an Audit Committee Financial Expert

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ROBERT A. STEFANKO Age: 74 Director since: 2007 Committees: Audit (Chair) Compensation

Business Experience:

•   Former Chairman of the Board and EVP of Finance & Administration of A. Schulman, Inc. (NASDAQ), an international supplier of plastic compounds and resins

Current and Former Directorships:

•   Director and member of Compensation Committee of OMNOVA Solutions, Inc. (NYSE), an innovator of emulsion polymers, specialty chemicals and decorative and functional surfaces

•   Former director of The Davey Tree Expert Company, a tree, shrub and lawn care company

Skills and Expertise:

•   Extensive involvement in public company matters, including international, compensation, audit, financial, legal, and various other matters

•   Extensive financial and accounting experience, including qualification under SEC rules as an Audit Committee Financial Expert

•   Experience as a director of other public company boards

Each of the foregoing nominees is recommended by the Governance Committee. The Governance Committee believes that each of the nominees possesses certain key attributes that the Governance Committee believes to be important for an effective Board.  There are, and during the past ten years there have been, no legal proceedings material to an evaluation of the ability of any director, nominee, or executive officer of Myers Industries to act in such capacity or concerning his or her integrity. There are no family relationships among any of the directors and executive officers.

The Board recommends that you vote “FOR” each of the director nominees listed above

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Nominating Process

The Governance Committee reviews and evaluates individuals for nomination to stand for election as a director who are recommended to the Governance Committee: in writing by any of our shareholders or by our current or past directors, executive officers, or identified by professional search firms retained by the Governance Committee.

Recruiting Guidelines and Director Qualifications

The Company’s Board Member Recruiting Guidelines outline the process for the Governance Committee to recruit and evaluate potential director candidates. These guidelines are available on the Corporate Governance page accessed from the Investor Relations page of the Company’s website at www.myersindustries.com. In considering these potential candidates for nomination to stand for election, the Governance Committee will consider:

•	The current composition of the Board and how well it functions as a group
•	The talents, personalities, strengths, and weaknesses of current directors
•	The value of contributions made by individual directors
•	The need for a person with specific skills, experiences or background relevant to the Company’s strategy to be added to the Board
•	Any anticipated vacancies due to retirement or other reasons
•	Other factors that may enter into the nomination decision

The Governance Committee endeavors to select nominees that contribute unique skills and professional experiences in order to advance the performance of the Board of Directors and establish a well-rounded Board with diverse views that reflect the interests of our shareholders. The Governance Committee considers diversity as one of a number of factors in identifying nominees for directors, however, there is no formal policy in this regard. The Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, in addition to traditional concepts of diversity such as race and gender.

When considering an individual candidate’s suitability for the Board, the Governance Committee will evaluate each individual on a case-by-case basis. The Governance Committee does not prescribe minimum qualifications or standards for directors, however, the Governance Committee looks for directors who have personal characteristics, educational backgrounds and relevant experience that would be expected to help further the goals of the Company. In addition, the Governance Committee will review the extent of the candidate’s demonstrated excellence and success in his or her chosen business, profession, or other career and the skills and talents that the candidate would be expected to add to the Board. The Governance Committee may choose, in individual cases, to conduct interviews with the candidate and/or contact references, business associates, other members of boards on which the candidate serves or other appropriate persons to obtain additional information. The Governance Committee will make its determinations on whether to nominate an individual candidate based on the Board’s then-current needs, the merits of that candidate and the qualifications of other available candidates.

Shareholder Recommendation Policy

The Governance Committee will consider individuals for nomination to stand for election as a director who are recommended to it in writing by any of our shareholders that strictly follow the below procedures.  Shareholders making recommendations for directors must:

•	Certify that the person making the recommendation is a shareholder of the Company (including the number of shares held as of the date of the recommendation)
•

Provide the full name and address of the proposed nominee as well as a biographical history setting forth past and present directorships, employment, occupations and civic activities for at least the past five years

•	Provide a signed written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, consenting to serve as a director
•

Submit a signed written statement that the nominating shareholder and the candidate will make available to the Governance Committee all information reasonably requested in furtherance of the Governance Committee’s evaluation

•	Provide a letter of recommendation to the following address: Corporate Governance and Nominating Committee, c/o Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301
•	Submit all required information before the close of business on or before November 15th of the year prior to our next annual meeting of shareholders
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Shareholder Nomination Policy

In accordance with our Amended and Restated Code of Regulations, a shareholder may directly nominate a candidate for election as a director of the Company only if written notice of such intention is received by the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of such annual meeting of shareholders or special meeting of shareholders for the election of directors. In the event that the date of such meeting to elect directors is not publicly disclosed at least seventy (70) days prior to the date of such meeting, written notice of such shareholder’s intent to nominate a candidate must be received by the Corporate Secretary not later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first provided to the shareholders. A shareholder wishing to directly nominate an individual to serve as a director must follow the procedure outlined in Article I, Section 12 of our Amended and Restated Code of Regulations, titled “Advance Notice of Director Nomination” and then send a signed letter of nomination to the following address: Corporate Governance and Nominating Committee, c/o Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301. Our Amended and Restated Code of Regulations is available on the Corporate Governance page accessed from the Investor Relations page of the Company’s website at www.myersindustries.com.

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Board Committees and Meetings

There were a total of 11 regularly scheduled and special meetings of the Board of Directors in 2016. During 2016, all directors attended at least 75% of the aggregate total number of the meetings of the Board and Committees on which they served. In 2016, all of our then current directors and then nominees attended our Annual Meeting.  Although we do not have a formal policy requiring directors to attend the Annual Meeting, our directors are encouraged to attend.

Board Committees

The Board has three standing committees, the Audit Committee, the Compensation Committee, and the Governance Committee.  Set forth below are the current committee memberships.

Director	Audit Committee	Compensation Committee	Governance Committee
Sarah R. Coffin	X	Chair
John B. Crowe		X	Chair
William A. Foley		X	X
Daniel R. Lee	X		X
F. Jack Liebau, Jr.*	X	X	X
Bruce M Lisman		X	X
Jane Scaccetti	X		X
Robert A. Stefanko	Chair	X

 *Mr. Liebau is an ex officio member of each of the Company’s committees.

Audit Committee: 6 Meetings Held in 2016

The Audit Committee assists our Board in the oversight and integrity of our financial statements, insures our structure meets legal and regulatory requirements, and oversees our internal auditing functions, controls, and procedures.  The Board has determined that based on their extensive financial background and expertise, Daniel R. Lee, F. Jack Liebau, Jr., Jane Scaccetti and Robert A. Stefanko meet the criteria of a “financial expert” under SEC rules. None of our Audit Committee members serve on more than two other public company audit committees.

Audit Committee Functions:

•	Engages the independent registered public accounting firm
•	Approves all audit and accounting engagements (audit and non-audit)
•	Reviews the results of the audit and interim reviews
•	Evaluates the independence of the independent registered public accounting firm
•	Reviews the financial results of the Company with the independent registered public accounting firm prior to their public release and filling of reports with the SEC
•	Directs and supervises special investigations
•	Oversees accounting, internal accounting controls, auditing matters, reporting hotline and corporate compliance programs

See the Audit Committee Report on page 61 for further information regarding the Audit Committee’s activities.

Additionally, in 2016, the Audit Committee oversaw the Company’s program to strengthen its internal controls over financial reporting.  The Company took a number of actions to improve and ensure effective internal controls over financial reporting, including:

•	Reviewed and updated internal control processes and documentation at every business to identify and remediate control gaps
•	Completed independent balance sheet and account reconciliation reviews at every business unit during the calendar year 2016
•	Ensured all reviews were conducted by members of the corporate controller group
•	Supplemented the technical competence of the accounting staff with additional training and resources
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Management provided monthly updates to Audit Committee Chair and quarterly updates to entire Audit Committee regarding the Company’s internal controls over financial reporting.

Compensation Committee: 5 Meetings Held in 2016

The Compensation Committee administers our executive incentive compensation programs and determines, either as a committee or together with the other independent board members, annual base salaries and incentive compensation awards for our executive officers.

Compensation Committee Functions:

•	Review and approve compensation of executive officers of the Company
•	Review and approve the CEO’s compensation-related corporate goals
•	Evaluate the CEO’s performance
•	Establish and administer the Company’s policies, programs and procedures for compensating its executive officers and directors
•	Review and approve equity award grants
•	Review, assess and monitor the Company’s Stock Ownership Guidelines
•	Oversee regulatory compliance with respect to compensation matters
•	Oversee shareholder communications regarding executive compensation matters
•	Retain outside consultants regarding executive compensation and other matters

Corporate Governance and Nominating Committee: 5 Meetings Held in 2016

The Governance Committee assists the Board in developing and implementing corporate governance guidelines, identifying potential director candidates, determining the size and composition of our Board and its committees, and evaluating the overall effectiveness of our Board.

Governance Committee Functions:

•	Evaluate new director candidates and incumbent directors
•	Recommend nominees to serve on the Board as well as members of the Board’s committees to the independent directors of the Board
•	Recommend and monitor participation in continuing education programs by the directors

Committee Charters and Policies

The Board has adopted written charters for each of the Audit Committee, the Compensation Committee, and the Governance Committee. Each Committee reviews and evaluates the adequacy of its charter at least annually and recommends any proposed changes to the Board for approval. Each of the written charters and policies of the Audit Committee, the Compensation Committee, and the Governance Committee are available on the Corporate Governance page accessed from the Investor Relations page of the Company’s website at: www.myersindustries.com.

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Director Compensation

Under our Amended and Restated 2008 Incentive Stock Plan, each non-employee director who holds such position on the date of the annual meeting of the shareholders, and has been a director for the entire period since the annual meeting of shareholders of Myers that was held in the immediately preceding calendar year, will be awarded annually, on the date of the annual meeting of shareholders, shares of our common stock at a value recommended by the Compensation Committee and approved by the Board. The value of common stock awarded at the 2016 Annual Meeting was $72,500 for each director entitled to an award. A director may elect to receive an equivalent number of stock units rather than shares of common stock, with payment to be made with respect to such stock unit when such director ceases to be a member of the Board. The cash portion of director committee member and committee chair retainers for 2016 is set forth below.  The Company’s non-employee director compensation program reflects the recommendations of our compensation consultant who conducted an assessment of the market competitiveness of the Company’s non-employee director compensation program in 2015.

Directors who are employees of the Company do not receive the annual common stock or cash retainer.

Compensation Type	2016 Director Compensation
Annual Cash Retainer
Cash Retainer	$52,500
Supplemental Annual Cash Retainer
Chair of Audit Committee	$18,000
Chair of Compensation Committee	$18,000
Chair of Governance & Nominating Committee	$14,000
Committee Members	$10,000
Chairman of the Board	$60,000 (including committee fees)

 Our Amended and Restated Code of Regulations provides that we will indemnify, to the fullest extent then permitted by law, any of our directors or former directors who was or is a party or is threatened to be made a party to any matter, whether civil or criminal, by reason of the fact that the individual is or was a director of the Company, or serving at our request as a director of another entity. We have entered into indemnity agreements with each of our directors contractually obligating us to provide such protection. We also currently have in effect director and officer insurance coverage.

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Director cash retainers are paid quarterly in arrears. The following table shows the compensation paid to each of the non-employee directors during fiscal 2016.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR FISCAL 2016

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip T. Blazek(1)	36,250	72,506			—	108,756
Sarah R. Coffin	80,500	72,506			—	153,006
John B. Crowe	76,500	72,506			—	149,006
William A. Foley	72,500	72,506			—	145,006
Robert B. Heisler, Jr.(2)	5,148	158,252			—	163,400
Daniel R. Lee(3)	36,250	—			—	36,250
F. Jack Liebau, Jr.	92,500	72,506			—	165,006
Bruce M. Lisman	72,500	72,506			—	145,006
Jane Scaccetti(4)	36,250	—			—	36,250
Robert A. Stefanko	80,500	72,506			—	153,006
(1)	Mr. Blazek ceased to be a director at the April 2016 Annual Meeting.
(2)	Mr. Heisler ceased to be a director at the April 2016 Annual Meeting.
(3)	Mr. Lee was elected as a director at the April 2016 Annual Meeting.
(4)	Ms. Scaccetti was elected as a director at the April 2016 Annual Meeting.
(5)

Stock Award amounts shown in this Non-Employee Director Compensation Table do not reflect compensation actually received by the directors. The amounts shown reflect the fair market value of 5,586 shares of common stock awarded to the non-employee directors, who had been directors for the prior year, on April 22, 2016. Ms. Coffin, Mr. Heisler and Mr. Stefanko each deferred the receipt of common stock for their Stock Award in fiscal 2016, and instead received Stock Units. On the date that the Director ceases to be a member of the Board for any reason whatsoever, or as soon thereafter as is reasonably practical, the Company shall make a payment to the Director of one Share for every Stock Unit then held by such Director as payment with respect to each such Stock Unit, as such Mr. Heisler received 12,192 shares on April 22, 2016.

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PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Myers Industries provides, pursuant to Section 14A of the Securities Exchange Act of 1934, shareholders with the opportunity to cast an annual advisory vote on executive compensation (“Say-on-Pay”).  The Compensation Committee has designed an executive compensation program (described further in the Compensation Discussion & Analysis (“CD&A”) and tabular disclosures of this Proxy Statement) designed as follows:

Executive Compensation Objectives		Executive Elements
Provide competitive compensation packages to attract and retain experienced executives and other key employees	→	Base salary Annual bonus opportunities Long-term incentives, such as equity awards Benefits

Ensure that the actual compensation paid to our executive officers is aligned and correlated with financial performance and changes in shareholder value (“pay for performance”) and motivate our executive officers to achieve short-term and long-term Company goals that will increase shareholder value by providing:

•    Short-term performance incentives by establishing goals for our executives through an annual bonus plan focused on operating performance

•    Long-term performance incentives and reward executive management for achievement of long-term strategic initiatives through the use of restricted stock awards, option grants, other equity-based awards under our Amended and Restated 2008 Incentive Stock Plan

	→	Annual bonus opportunities Long-term incentives, such as equity awards
Reward executives whose knowledge, skills and performance are crucial to our success	→	Base salary Annual bonus opportunities Long-term incentives, such as equity awards

2016 Pay for Performance Highlights

In deciding how to cast your vote on this proposal, the Board requests that you consider the structure of the Company's executive compensation program as it aligned with our 2016 performance.  We have attempted to provide closer alignment between named executive officer compensation and Company performance and believe that the 2016 change in metrics described above achieved a better result.  The Company's financial performance did not meet our objectives in 2016 and as such, our NEOs did not achieve payouts of their incentive bonuses.

Compensation Program Updates and Result of 2016 Advisory Vote on Executive Compensation

In 2015 and 2016, to achieve the Company’s compensation goals of attracting and retaining top talent while aligning awards to performance of the Company and increasing shareholder value, the Compensation Committee approved certain changes to the Company’s compensation program (including payment of a portion of the CEO’s and CFO’s long-term incentives in performance restricted stock units instead of cash; updated performance metrics for annual bonuses to focus on achieving budgeted operating profit, growth in operating profit and budgeted cash flow; discontinued executive perquisites; and used ROIC (the Company’s earnings before interest and taxes (“EBIT”) divided by our total invested capital (net long term debt and shareholders’ equity)) as the performance metric for long-term incentive awards).  At the 2016 Annual Meeting of shareholders, approximately 73% of the votes cast on the say-on-pay proposal were voted in favor of the compensation of Myers’ named executive officers.

Following the 2016 Annual Meeting, members of the Board reached out to the shareholders representing 75% of the Company’s total shares outstanding, with a view to understanding those shareholders’ views on a range of governance and compensation topics, including board composition, compensation, say-on pay, strategic planning and over-boarding.  Following this outreach, conversations were held with ten of the initial shareholders approached, whose ownership represented approximately 65% of the Company’s total shares outstanding and

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their feedback was considered in the development of the changes to our compensation program for 2017, as described below.

Pay Decisions for 2017

As part of its ongoing efforts to achieve the Company’s performance goals, the Compensation Committee recently approved a number of updates to the Company’s compensation program for 2017, including revising the long-term incentive mix for executive management, revising long-term incentive performance metrics and annual bonus performance metrics, as discussed in further detail below.

Long-Term Incentive Mix
Granting performance restricted stock units in lieu of performance cash	→

•    Motivates executive management to achieve Company goals  that will increase shareholder value

•    Aligns executive management’s interests with the Company’s financial performance and the interests of shareholders while also rewarding executives based on the Company’s three-year financial performance

•    Reflects belief that a significant component of executive compensation remain at risk in alignment with achieving Company performance objectives

Revising long-term incentive mix to: 50% performance restricted stock units 30% stock options 20% restricted stock units	→

•    Focuses on  key performance objectives and increasing stock price and stock ownership

•    Balance of long-term incentive mix helps achieve the compensation goals of aligning compensation and the Company’s financial performance and shareholder returns, while also retaining talented executives and key employees

Long-Term Incentive Performance Metrics
Adopting cumulative EBITDA and free cash flow over the performance period as a percentage of sales as the LTI performance metrics in lieu of ROIC	→

•    Cumulative EBITDA acts as a measure of the Company’s operating performance and correlates strongly to shareholder return

•    Free cash flow (cash flow from continuing operations less capital expenditures) as a percentage of sales recognizes the importance of cash flow generation driving long-term shareholder value

Annual Bonus Performance Metrics
Using operating income growth and individual performance targets as performance metrics for annual bonus in lieu of operating profit, cash flow and growth in adjusted operating profit	→	• Allows the Company to align annual performance bonuses with the Company’s financial performance and individual performance and reward improved year-over-year results

2017 Advisory Vote on Executive Compensation

We are presenting the following proposal, which gives you, as a shareholder, the opportunity to endorse or not endorse our compensation program for our NEOs by voting “FOR” or “AGAINST” the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables, and narrative discussion is hereby APPROVED.”

Although the advisory vote is non-binding, the Board values shareholders’ opinions.  The Compensation Committee will review the results of the vote and will consider shareholders’ concerns and take into account the outcome of the vote when considering future decisions concerning our executive compensation program.

The advisory Say-on-Pay vote occurs annually, and the next advisory vote will occur at the Annual Meeting in 2018.

The Board of Directors recommends that you vote “FOR” Proposal 2 relating to the approval of the Company’s executive compensation

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PROPOSAL NO. 3 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, at least once every six years, Myers Industries is required to submit for shareholder vote a non-binding resolution to determine whether the advisory shareholder vote on executive compensation should occur every one, two, or three years. Shareholders last approved an annual advisory vote on executive compensation in 2011.

After careful consideration of the appropriate frequency, the Board believes that submitting the advisory vote on executive compensation to shareholders on an annual basis is appropriate for the Company and its shareholders at this time.

The proxy card provides shareholders with four choices (every one, two, or three years, or “Abstain”). Shareholders are not voting to approve or disapprove the Board’s recommendation and, because the frequency vote is non-binding, shareholder approval of a one, two, or three-year frequency vote will not require the Company to implement an advisory vote on executive compensation every one, two, or three years. The final decision on the frequency of the advisory vote on executive compensation remains with the Board.

The Board values our shareholders’ opinions as expressed through their votes and other communications. Although the resolution is non-binding, the Board and the Compensation Committee will carefully consider the outcome of the frequency vote and other communications from shareholders when making future decisions regarding the frequency of say-on-pay votes.

The Board of Directors recommends a vote “FOR” a frequency of one (1) year relating to the frequency for holding the non-binding advisory vote on say-on-pay

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

Introduction

In this section, we describe the material components of our executive compensation program for our named executive officers (“NEOs”), whose compensation is set forth in the 2016 Summary Compensation Table and other compensation tables contained this Proxy Statement.

NAMED EXECUTIVE OFFICERS (“NEOs”)
R. David Banyard	President and Chief Executive Officer
Matteo Anversa	Executive Vice President, Chief Financial Officer and Corporate Secretary (effective December 1, 2016)
Kevin Brackman	Interim Chief Financial Officer (from March 18, 2016 – December 1, 2016)
Greggory W. Branning	Former Chief Financial Officer, Senior Vice President and Corporate Secretary (until March 18, 2016)

TABLE OF CONTENTS OF COMPENSATION DISCUSSION AND ANALYSIS

Overview	31
Executive Summary	31
Performance Highlights and Key Achievements in 2016	31
Executive Compensation Highlights	31
Compensation Philosophy	31
2016 Changes	32
Process Used to Set Pay for 2016	32
Checklist of Compensation Practices	32
Compensation Benchmarking	32
Elements of Compensation for 2016	33
Description of Compensation Elements	33
NEO Compensation Mix	35
Application of Compensation Elements in 2016	36
Pay Decisions for 2017	39
2017 NEO Compensation Mix	39
Revised Long-Term Incentive Mix for Executive Management	39
Revised Performance Metrics	39
Other Compensation Policies and Practices	40
Risk Assessment of Compensation Practices	41
Compensation Decision-Making	41
Compensation Committee Interlocks and Insider Participation	42
Compensation Committee Report on Executive Compensation	43
Summary of Cash and Certain Other Compensation	43
Summary Compensation Table	43
Employment Arrangements Including Change in Control	45
Summary of Potential Termination Payments and Benefits	46
Grants of Plan Based Awards	47
Outstanding Equity Awards at Fiscal Year End	48
Option Exercises and Stock Vested for Fiscal 2016	49
Pension Benefits	49
Policies and Procedures with Respect to Related Party Transactions	49
Security Ownership of Certain Beneficial Owners and Management	50
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Overview

Executive Summary

The role of the Compensation Committee is to oversee our executive plans and policies, administer our equity plans and approve all compensation for our NEOs.

Performance Highlights and Key Achievements in 2016

The Company’s key achievements in 2016 included, among others:

•

New leadership: Myers Industries recently hired and promoted new leaders to key positions with the addition of Matteo Anversa as Executive Vice President, CFO, and Secretary, Kevin Gehrt, Vice President of Human Resources and the promotion of Mike Valentino to Group President, Material Handling Segment, and Alex Williamson to Group President, Distribution Segment

•	Niche market success and growth: The Company grew its niche market presence through a number of wins in two of its strategic markets - Vehicle and Auto Aftermarket
•	Improved operating model: The Company significantly reduced working capital at certain businesses and reduced inventory at each of its businesses in the Material Handling Segment
•	Improved internal controls process: The Company reviewed and improved the internal control processes at every business

Executive Compensation Highlights

Highlights of our 2016 executive compensation program are summarized below:

•

We continued to use a long-term incentive portfolio of options, service-based restricted stock units, performance-based restricted stock units and long-term cash incentives tied to financial results to provide greater reward balance, manage share dilution and offer us flexibility to reward for long-term results

•	We have several pay practices and policies that are in the best interests of our shareholders, including stock ownership guidelines, limited executive retirement benefits, and no perquisites
•	We concluded that our incentive pay programs do not encourage excessive or unnecessary risk taking

Compensation Philosophy

The Compensation Committee’s goals are to:

•	Attract and retain talented and experienced executives and other key employees
•	Ensure that the actual compensation paid to our executive officers is correlated with financial performance and changes in shareholder value (“pay for performance”)
•	Motivate our executive officers to achieve short-term and long-term Company goals that will increase shareholder value
•	Reward executives whose knowledge, skills and performance are crucial to our success

The Compensation Committee believes that the Company’s NEOs should be paid in a manner that attracts the best-available talent, drives performance, encourages an appropriate sensitivity to risk and rewards and motivates increases in shareholder value.  This philosophy is achieved through the Company’s long-term incentive plan, annual bonus opportunity, base salary and other benefits, which are described in greater detail later in this Proxy Statement.  Myers Industries’ NEOs are compensated in a manner consistent with the Company’s strategy, competitive practice, sound compensation governance principles and shareholder interests.

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2016 Changes

In keeping with the Company’s compensation philosophy, in 2015 and 2016, the Compensation Committee adopted the following changes to the Company’s incentive pay program:

•

Paying Performance Restricted Stock Units instead of Performance Cash to CEO:  The Company changed from paying a portion of the CEO’s long-term incentives in performance cash to paying such portion in performance restricted stock units.

•

Updated Performance Metrics for Annual Bonus: The Compensation Committee approved the following metrics: achieving budgeted operating profit (30%), growth in operating profit (40%) and achieving budgeted cash flow (30%), instead of EBITDA (50%) and cash flow (50%) to determine the award of annual bonuses.

•	Discontinuing of Executive Perquisites: The Company ceased providing a car allowance perquisite.

Process Used to Set Pay for 2016

Interactions between multiple parties established our executive pay program for 2016:

•	Compensation Committee
•	Senior management
•	Shareholders
•	Independent compensation advisor
•	Outside advisors, including legal counsel

Checklist of Compensation Practices

Our success depends largely on the contributions of motivated, focused and energized executives all working to achieve our strategic objectives. The Compensation Committee and senior management, with assistance from our independent compensation advisor, develop competitive pay programs for our executives and we follow the basic tenets set forth below:

WHAT WE DO	WHAT WE DON’T DO
Pay for Performance	Enter into Employment Contracts
Reasonable Post-Employment/Change in Control Provisions	Offer Tax Gross-Ups
Double Trigger Change in Control Provisions	Reprice Underwater Options
Stock Ownership Guidelines	Allow Cash Buyouts of Underwater Options
Independent Compensation Advisors	Permit Short Sales by Directors, Officers, or Employees
Tally Sheet to Evaluate and Monitor NEO Compensation	Provide Perquisites
Clawback Policy	No Hedging or Pledging of Company Stock

Compensation Benchmarking

It is difficult to determine an appropriate peer group for the Company because there are few public companies with relatively similar top-line revenues conducting business in our segments.  Because it is difficult to determine an appropriate peer group for the Company, in 2016, the Compensation Committee referenced Mercer’s 2014 Q4 Executive Remuneration Survey to assess the competitiveness of the compensation paid to our NEOs.

The Company believes its practices are consistent with the practices for other companies of its size, reflects best practices regarding the governance of executive pay programs and reflects the executive pay program’s objectives of delivering competitive and appropriate pay aligned with our shareholders’ interests.

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Elements of Compensation for 2016

Our executive compensation program consists of several elements designed to provide an integrated and competitive total pay package: base salary, annual bonus, long-term incentives and benefits.  A majority of the compensation package for NEOs is performance-based and the metrics are focused on paying for growth.

Consistent with the objectives of our executive pay philosophy of attracting and retaining talented and experienced executives and other key employees, paying for performance, motivating our executive officers to achieve short-term and long-term Company goals that will increase shareholder value and rewarding executives whose knowledge, skills and performance are crucial to our success, actual compensation may be above or below the median for executives in similar roles at companies of similar size and complexity, depending on an evaluation of several factors including, but not limited to, time-in-position, experience, performance, and future potential. We believe this approach is appropriate as it is sufficient to attract and retain key executives, but does not position our compensation costs out of line with performance.

Description of Compensation Elements

Our 2016 executive compensation program was designed to reinforce the relationship between the interests of our NEOs and our shareholders.  The objectives and key characteristics of each element of our 2016 executive compensation are described below:

Base Salary

Component: Cash

•     Provides a fixed level of compensation in order to recognize the skills, competencies, experience, and individual performance an executive brings to his or her role

•     The Compensation Committee generally considers an individual’s time in the position, experience, performance, future potential and external market conditions

•     Changes in base salary result primarily from changes in the executive’s responsibilities, an assessment of annual performance, and our financial ability to pay base salaries and provide increases

Annual Bonus

Component: Cash

•     Increases each executive’s focus on specific short-term corporate operational goals

•     Reflects the belief that a significant component of executive compensation should be at risk where the amount earned depends on achieving Company performance objectives designed to enhance shareholder value

•     Allows us to manage fixed salary costs, while still providing executives with competitive cash compensation consisting of salaries and bonuses

•     2016 Performance Metrics:

•     Achieving budgeted operating profit

•     Growth in operating profit

•     Achieving budgeted cash flow

•     The Compensation Committee annually approves a target bonus opportunity for each NEO

•     In 2016, annual bonuses were based on achievement of annual performance targets in the following areas: achieving budgeted operating profit, growth in operating profit and achieving budgeted cash flow.  These metrics focus on:

•     The Company’s core operating profitability.  We believe consistent improvements in our operating results over time should produce value for our shareholders over the long-term

•     Balancing the profitability focus with our executives’ ability to manage our working capital. Moreover, it focuses our management on generating discretionary cash that can be used to invest in assets, make acquisitions, retire debt, pay dividends and re-purchase our common stock without disrupting operations. Cash flow is measured before capital expenditures so as to balance sound decisions on long-term capital investments with achievement of cash flow goals

•     Actual bonuses can range from 0% to 200% of target, depending on actual performance, practices that are consistent with the range of annual bonus opportunities of other companies our size. We reward our executives with higher levels of cash compensation for results that substantially exceed target results. Conversely, we pay relatively lower levels of cash compensation for results that fail to meet minimally acceptable standards

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Long-Term Incentives

Components:

•     Performance Restricted Stock Units

•     Stock Options

•     Restricted Stock Units

•     Performance Cash Awards

•     Motivates and rewards executive officers for increasing shareholder value and promotes our long-term interests by aiding in the retention of high-quality executives

•     Reflects the belief that a significant component of executive compensation should be at risk where the amount earned depends on achieving Company performance objectives designed to enhance shareholder value

•     Helps build executive stock ownership, consistent with our stock ownership objectives

•     2016 Performance Metric: Performance restricted stock units and performance cash: tied to ROIC achievement over 3 years

•     The Company’s Amended and Restated 2008 Incentive Stock Plan provides us with flexibility to grant stock options, stock appreciation rights, performance awards, restricted stock, stock units, and other forms of equity-based awards

•     The Board awarded a blend of stock options, service-based restricted stock units, and performance-based long-term performance cash incentives and performance restricted stock units

•     This approach provides reward balance with each element designed to meet specific reward objectives:

•     Stock options align our executives' interests with those of our shareholders because options only produce rewards to our executives if our stock price increases after options are granted. We believe options are performance-based awards, because the stock price appreciation that produces gains to the executive can generally be achieved if the Company's operating and financial results improve. In addition, options help build executive stock ownership.  Stock options vest ratably on the first three anniversaries of the grant and are exercisable within ten years following their grant, consistent with our historical terms for option grants

•     Service-based restricted stock unit grants help retain our key executives. Restricted stock units also align our executives to the total returns earned by our investors. Service-based restricted stock unit grants vest ratably over a three year period, are tied to continued service, and provide a strong device for retaining our executives

•     Long-term performance restricted stock units and cash incentives are intended to reward our executives for achieving financial goals over a multi-year period. The use of cash helped us to manage the shares available for use under our Amended and Restated 2008 Incentive Stock Plan, reducing dilution of our shareholders' ownership. Long-term performance restricted stock units and cash incentives are based on the achievement of pre-established objectives over a three-year period

•     In 2016, long-term performance restricted stock units and cash incentives were based on our average ROIC for the three-year period beginning in 2016 and ending in 2018.  ROIC targets were adopted to support a focus on returning greater than our cost of capital over time and to balance the measures used in our annual bonus plan

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Benefits

Component: Participation in various broad-based benefit plans

•     Provides basic health, life and income security needs

•     The Company maintains qualified and non-qualified retirement programs

•     NEOs participate in our qualified retirement plan (a tax-qualified 401(k) Plan, pursuant to which all participants are eligible to receive matching contributions from the Company) on the same terms as all of our other employees

•     SERP Plan: The Company adopted a Supplemental Executive Retirement Plan (“SERP”) to replace retirement benefits lost because of regulatory limits associated with qualified plans, provide retirement benefits for our NEOs comparable to that of other employees who are not constrained by regulatory limits, offer more competitive benefits to newly appointed senior executives, and enhance the retention and recruitment of high-quality executives. The SERP provides additional pension benefits to a select group of management. The annual supplemental pension benefit is payable for ten years commencing at the earlier of retirement or termination. Credit for years of service under the

SERP may also be awarded to a participant at the discretion of the Compensation Committee.  In 2015, the Company ceased adding new participants to the SERP.  As a result, none of our current NEOs have a SERP benefit

•     NEOs also participate in broad-based benefit plans that are available to all employees, including health insurance and life and disability insurance

•     Executives’ benefits are not tied to individual or Company performance, which is the same approach used for other employees- changes to executives’ benefits reflect the changes to the benefits of other employees

•     The Company provides no executive perquisites

NEO Compensation Mix

We believe in linking pay for performance.  The following table indicates the percentage of each NEO’s total target direct compensation that is attributable to base salary, target bonus, and long-term incentives.

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Application of Compensation Elements in 2016

Short-Term Incentives

Base Pay and Annual Bonuses

For 2016, Mr. Banyard received an increase in salary as a result of the elimination of his executive car allowance. In establishing Mr. Anversa’s base salary, the Committee considered several factors including, but not limited to, median base salary for similarly situated CFOs, time-in-position, experience, performance, recruiting and future potential.

As described above, annual performance targets were established for achieving budgeted operating profit, growth in operating profit and achieving budgeted cash flow.  Targets are established based upon a reasonable level of expected return given our performance against the annual budget. Once targets are established, the Compensation Committee sets minimum and maximum goals to appropriately reward for results that exceed or fall short of target expectations.  The range of performance associated with each measure is within the range of market practices. For 2016, as set forth in greater detail below, the Company's financial performance did not meet our objectives and as such, our NEOs did not achieve payouts of their incentive bonuses.

Performance Objective	Bonus % Target Award(1)	Operating Profit ($Millions)	Cash Flow ($Millions)	Bonus % Target Award(1)	Growth In Operating Profit
Minimum	0%	33.1	40.2	35%	0%
Target	100%	41.4	50.3	100%	13.5%
Maximum	200%	49.7	60.4	200%	33.5%
2016 Actual Results		29.2	31.3		(20.0)%
2016 Percentage Achievement for Each Component		0%	0%		0%
Weighted Percentage		30%	30%		40%
2016 Percentage Payout Weighted Bonus		0%	0%		0%

(1)	Bonuses for results in between performance objectives are interpolated

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Long-Term Incentives

Once target values are developed, awards for each long-term element are based on an individual’s position, experience, future potential, organizational level, scope of responsibilities, their ability to impact results, and any special recruiting and retention needs. For the NEOs, the Compensation Committee aimed to emphasize performance-based elements (long-term performance stock and cash incentives) and options over service-based elements (restricted stock units).

2016 Long-Term Incentive Mix

For the Company’s NEOs, the following mix of target long-term incentives were set for 2016:

Mr. Banyard	Mr. Brackman and Mr. Branning

*Mr. Anversa did not participate in the 2016 long-term incentive program due to his December 1, 2016 start date.

Long-Term Incentive Performance Objectives for Three-Year Period Ended in 2016

For the three-year period ending in 2016, the three-year ROIC performance objectives ranged from 8% (minimum) to 18% (maximum) with target results achieved at 13%.  The method for determining the corresponding awards are as follows:

Return on Invested Capital (ROIC):	Calculation of Award (Percentage of Target Award):
Less than 8%	0%
8%	50%
8.01%-12.99%	100%, minus the amount, expressed as a percentage, determined by dividing (x) the number of percentage points (not to exceed 5 percentage points) by which the ROIC is lower than 12.99% by (y) 10%
13%	100%
13.1%-17.99%	100%, plus the amount, expressed as a percentage, determined by dividing (x) the number of percentage points (not to exceed 5 percentage points) by which the ROIC exceeds 13% by (y) 5%
18% or more	200%
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For the three-year period ending in 2016, the Company achieved a three-year ROIC of 10.8%.

Long-Term Incentive Performance Objectives Established in 2016

For the three-year period ending in 2018, the Company established three-year ROIC performance objectives and the method for determining the corresponding awards, which are as follows:

Return on Invested Capital (ROIC):	Calculation of Award (Percentage of Target Award):
Less than 8.7%	0%
8.7%	50%
8.71%-13.69%	100%, minus the amount, expressed as a percentage, determined by dividing (x) the number of percentage points (not to exceed 5 percentage points) by which the ROIC is lower than 13.69% by (y) 10%
13.7%	100%
13.71%-18.69%	100%, plus the amount, expressed as a percentage, determined by dividing (x) the number of percentage points (not to exceed 5 percentage points) by which the ROIC exceeds 13.7% by (y) 5%
18.7% or more	200%

Target ROIC performance reflects the Compensation Committee’s view of an appropriate benchmark based on the Company budget presented to the Committee by management. The Compensation Committee set a reasonable target in the preceding years to challenge management to continuously strive for and drive greater shareholder return.

Other Benefits

Mr. Branning participated in our SERP.  The SERP was adopted to replace retirement benefits lost because of regulatory limits associated with qualified plans, provide retirement benefits for our NEOs comparable to that of other employees who are not constrained by regulatory limits, offer more competitive benefits to newly appointed senior executives, and enhance the retention and recruitment of high-quality executives. The SERP provided additional pension benefits to a select group of management.

The annual supplemental pension benefit is payable for ten years commencing at the earlier of retirement or termination. Credit for years of service under the SERP may also be awarded to a participant at the discretion of the Compensation Committee. As part of his employment arrangement, prior to his departure from the Company, Mr. Branning was provided with an annual SERP benefit up to $50,000, respectively, payable for ten years commencing at the earlier of retirement or termination.

At the time of Mr. Branning’s separation from the Company, he had earned 3 years of service under the SERP which means that he was 30% vested in the $50,000 annual benefit. His benefit was further reduced by 50% based on his age at separation rather than the full retirement age of 65. Therefore Mr. Branning’s SERP benefit is $7,500 per year payable for 10 years.

In 2015, the Company ceased adding new participants to the SERP; therefore, Messrs. Banyard and Anversa are not provided with a SERP benefit.

NEOs also participate in broad-based benefit plans that are available to all employees, including health insurance and life and disability insurance. Executives’ benefits are not tied to individual or Company performance, which is the same approach used for other employees. Moreover, changes to executives’ benefits reflect the changes to the benefits of other employees.

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Pay Decisions for 2017

As part of its ongoing efforts to achieve the Company’s compensation goals, in November 2016 and again in March 2017, the Compensation Committee met to approve the Company’s executive incentive pay program for NEOs for 2017. The Compensation Committee approved the following components the Company’s incentive pay program:

•	Revised Long-Term Incentive Mix for Executive Management
•	Continue to Measure Performance Over a 3-Year Performance Period
•	Continue the Practice of Utilizing Fixed Economic Awards as a Percentage of Salary
•	Revised Long-Term Incentive Performance Metrics
•	Revised Annual Bonus Performance Metrics

2017 NEO Compensation Mix

In arriving at its decisions on executive compensation, the Compensation Committee took into account the affirmative shareholder “say-on-pay” vote at the previous annual meeting of shareholders, as well as the results of discussions with shareholders, to inform the determination regarding the amounts and types of executive compensation and to better align with the Company’s strategy and to more effectively correlate Company performance to compensation.

Revised Long-Term Incentive Mix for Executive Management

The Compensation Committee has adopted the following long-term incentive award mix for executive management (including our NEOs), to increase focus on stock price and stock ownership, while creating greater alignment with shareholder return:

•	50% performance restricted stock units at target
•	30% stock options
•	20% restricted stock units

These changes align executive management’s long-term incentive mix with the NEOs’, reflecting the view that all executive management should be aligned with the same incentive mix and have at least 50% of long-term incentive compensation subject to performance-based criteria.

Revised Performance Metrics

The Compensation Committee revised the long-term incentive and annual bonus performance metrics (as described below).  These metrics were adopted to better align with the Company’s strategy and to more effectively correlate Company performance to compensation.  Additionally, these metrics are used by management to assess operating performance of the business.

Revised Long-Term Incentive Performance Metrics

For the 2017-2019 performance cycle, performance will be determined using the following metrics:

•	Cumulative EBITDA over the performance period – 50% weighting
•	Free cash flow as percentage of sales over the performance period – 50% weighting

Cumulative EBITDA acts as a measure of the Company’s operating performance and relates strongly to shareholder return, creating greater alignment between executive compensation and enhancing shareholder value.  Free cash flow is defined as cash flow from continuing operations less capital expenditures. Free cash flow as a percentage of sales recognizes the importance of the efficient use of cash to the Company’s ability to fund ongoing investments in our business while incentivizing management to create a business culture that generates strong cash flow year after year.

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Revised Annual Bonus Performance Metrics

For 2017 annual bonuses, performance will be determined using the following metrics:

•	Operating income growth – 70% weighting
•	Individual performance targets – 30% weighting

These metrics allow the Company to set long-term performance goals and align annual performance bonuses with the Company’s financial performance, while retaining talented management.

Other Compensation Policies and Practices

Timing of Equity Grants and Grant Price

•     Option grants and other equity incentives are generally awarded during the first Compensation Committee meeting of the fiscal year (normally in late February or early March)

•     Because the date of this meeting is set more than a year in advance, we have limited our ability to time the market for equity awards

•     The value of grants is determined by the closing price of our stock on the NYSE on the date that the Board approves such grants

•     In addition, from time to time during the year, the Compensation Committee may make grants to a new employee or, in rare circumstances, to a current employee. In such cases, the value of the grant is based on the closing price of our stock on the NYSE on the date the grant is approved by the Board

Stock Ownership Guidelines

•     A key objective of our pay program in general and our long-term incentive awards in particular is to encourage stock ownership. As a result, we have maintained Stock Ownership Guidelines since 2010

•     Under the Stock Ownership Guidelines, our NEOs and non-employee directors are expected to hold a specified amount of our common stock.  These expectations are as follows:

•     CEO:  5X annual base salary

•     CFO:  3X annual base salary

•     Non-Employee Directors: 5X annual cash Board retainer

•     The NEOs and non-employee directors have five years from the effective date of the guidelines to attain the ownership requirement

•     In determining stock ownership, we count shares owned outright, including shares owned jointly with a spouse or separately by a spouse and/or children that live in the NEO’s household, vested and unvested restricted stock and restricted stock unit awards, and vested stock options

Accounting and Tax Considerations

•     We intend annual cash bonus amounts, performance restricted stock units and our long term cash incentive amounts to be fully deductible for federal income tax purposes under Section 162(m)

•     In order to achieve this we establish an annual Incentive Bonus Plan Pool against which payouts may be made

•     In 2013, our shareholders approved the Performance Bonus Plan which is designed to permit us to grant incentive awards that may qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)

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Risk Assessment of Compensation Practices

In establishing compensation policies and practices for all of our employees, we use a mix of salary, bonus and equity-based compensation that supports the enhancement of revenue, earnings and cash performance of the Company for our shareholders without incenting undue risk. Under our long term incentive program, we place a greater emphasis on performance-based awards than service-based awards that we believe will further align the interests of our employees with those of our shareholders. Our risk oversight and overall compensation structure has features that guard against excessive risk taking, including:

•

Our Board’s and its Committees’ role in risk oversight, including internal control over financial reporting and other strategic, financial, operational, compliance and technology policies and practices (see discussions elsewhere in this Proxy Statement regarding the Board’s involvement in risk oversight)

•	Diversified nature of our business segments with respect to industries and markets served, products and services sold, and geographic footprint
•	Establishment and annual review of base salaries to be consistent with an employee’s responsibilities
•	Determination and award of incentive awards based on a review of a variety of indicators of performance that diversifies the risks associated with any single indicator of performance
•

A mixture of fixed and variable, annual and long-term, and cash and equity compensation are provided to our employees to encourage strategy and actions that are in the long-term interests of the Company and our shareholders

•	Awards of incentive compensation with performance vesting criteria to reward employees for driving sustainable, profitable growth for shareholders

Compensation Decision-Making

Role of Compensation Committee

•     Five independent directors comprise our Compensation Committee, which is responsible for overseeing our executive pay plans and policies, administering our equity plans and approving all compensation for our NEOs

•     The Compensation Committee may request information from senior management regarding the Company’s performance, pay and programs to assist it in its actions

•     The Compensation Committee has the authority to retain outside advisors as needed to assist it in reviewing and modifying the Company’s programs and providing competitive pay levels and terms

•     In arriving at its decision on NEO compensation, the Compensation Committee takes into account the shareholder “say-on-pay” vote results at the previous annual meeting of shareholders

•     The Compensation Committee annually reviews and establishes the goals used for our annual and long-term incentive plans. The Compensation Committee assesses the performance of the Company and the CEO. Based on this evaluation, the Compensation Committee then recommends the CEO’s compensation for the next year to the Board for its consideration and approval

•     The Compensation Committee reviews the CEO’s compensation recommendations for the CFO, providing appropriate input and approving final awards

•     Finally, the Compensation Committee provides guidance and final approval to the CEO with regard to the determination of the compensation of other key executives

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Role of Senior Management

•     The Company’s management serves in an advisory or support capacity as the Compensation Committee carries out its charter regarding executive compensation

•     Typically, the Company’s CEO and Vice President, Human Resources participate in meetings of the Compensation Committee

•     The Company’s CFO may participate as necessary or at the Compensation Committee’s request

•     The Company’s management normally provides the Compensation Committee with information regarding the Company’s performance as well as information regarding executives who participate in the Company’s various plans. Such data is usually focused on the executives’ historical pay and benefit levels, plan costs, context for how programs have changed over time and input regarding particular management issues that need to be addressed. In addition, management normally furnishes similar information to the Compensation Committee’s independent compensation advisor

•     Management provides input regarding the recommendations made by outside advisors or the Compensation Committee

•     Management implements, communicates and administers the programs approved by the Compensation Committee, reporting back to it any questions, concerns or issues

•     The CEO annually evaluates the performance of the Company and the CFO. Based on his evaluation, he provides the Compensation Committee with his recommendations regarding the pay for the CFO for its consideration, input and approval. The Compensation Committee, in turn, authorizes the CEO to establish the pay for the Company’s other executives based on terms consistent with those used to establish the pay of the NEOs. Members of management present at meetings when pay is discussed are recused from such discussions when the Compensation Committee focuses on their individual pay

Role of Independent Compensation Advisor

•     In 2016, the Compensation Committee again engaged Exequity, LLP (“Exequity”) to assist in its duties (Exequity was initially engaged by the Company at the end of 2012)

•     The Compensation Committee has the authority to retain Exequity or to engage other independent advisors and compensation consultants to assist in carrying out its responsibilities

•     Exequity’s lead consultant reports directly to the Compensation Committee Chair, who approves Exequity’s work plan

•     In addition, the lead consultant interacted with management as needed to complete the work requested by the Compensation Committee

•     Exequity did not provide other services to the Company during 2016 and received no compensation other than with respect to the services provided to the Compensation Committee

•     The work of Exequity has not raised any conflicts of interest

Compensation Committee Interlocks and Insider Participation

During fiscal 2016, the following directors were members of the Compensation Committee: Sarah R. Coffin, John B. Crowe, William A. Foley, Bruce M. Lisman, Philip T. Blazek (prior to the April 2016 Annual Meeting), and Robert A. Stefanko. None of the Compensation Committee’s members have at any time been an officer or employee of the Company. In the past fiscal year, none of our NEOs have served as a member of the board of directors or compensation committee of any entity that has one or more NEOs serving on the Company’s Board or Compensation Committee.

42

Compensation Committee Report on Executive Compensation

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Compensation Committee, in the performance of its duties and responsibilities, has reviewed and discussed with management the information provided under the section titled “Compensation Discussion and Analysis.” Based on discussions with management and our review of the “Compensation Discussion and Analysis” disclosure, we have recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The foregoing report has been furnished by the current members of the Compensation Committee, being:

Sarah R. Coffin, Chair and Presiding Director, John B. Crowe, William A. Foley, F. Jack Liebau, Jr. (ex officio) Bruce M. Lisman and Robert A. Stefanko.

Summary of Cash and Certain Other Compensation

The following table contains certain information regarding the compensation earned, paid or payable during 2016, for services rendered to the Company and its subsidiaries during fiscal 2016, to the NEOs.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
R. David Banyard(5)	2016	693,846		1,421,126	278,760			44,899	2,438,631
President & Chief	2015	39,231		2,000,024	—	—	—	1,038	2,540,293
Executive Officer	2014	—	—	—	—	—	—	—	—
Matteo Anversa(5)	2016	27,788	100,000	149,996	—	—	—		277,784
Executive Vice President,	2015	—	—	—	—	—	—	—	—
Chief Financial Officer	2014	—	—	—	—	—	—	—	—
and Corporate Secretary
Kevin Brackman(5)	2016	234,231		27,888	26,565			86,126	374,810
Interim Chief Financial Officer	2015	—	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—	—
Greggory W. Branning(5) (6)	2016	92,400		146,412	137,655	135,485	2,019	846,176	1,360,147
Former Senior Vice	2015	392,700	—	138,306	127,233	413,470	—	14,693	1,086,402
President & Chief	2014	367,500	—	150,696	138,450	189,850	—	11,564	858,060
Financial Officer

(1)	This amount represents relocation expenses and other expenses included in Mr. Anversa’s sign-on package.
(2)

Amounts shown do not reflect compensation actually received by the executive officers. Instead the amounts shown are reported at grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, Compensation — Stock Compensation (referred to herein as “FASB ASC Topic 718”). The assumptions used for this calculation are fully described in the footnote titled “Stock Compensation” of the Notes to Consolidated Financial Statements under Item 9 of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.  The amounts set forth in this column include the grant date fair value of performance share awards granted to the NEOs. At maximum performance levels, the grant date fair value for the restricted performance shares grated to Mr. Banyard on March 2, 2016 is $2,131,108.

(3)

Information regarding the restricted stock and stock options granted to our NEOs during 2016 are set forth in the Grants of Plan Based Awards Table for each respective year. The Grants of Plan Based Awards Table also sets forth the grant date fair value in accordance with FASB ASC Topic 718. The assumptions used for this calculation are fully described in the footnote titled “Stock Compensation” of the Notes to our Consolidated Financial Statements under Item 9 of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

43

(4)

For 2016, the amounts set forth in this column represent (1) incentive bonuses that were earned during 2016 and paid early in 2017, and (2) long-term cash incentives that were earned based on average return on invested capital for the three-year period beginning in 2014 and ending in 2016, which were paid early in 2017.

(5)

The hire date for Mr. Banyard is December 7, 2015; the hire date for Mr. Anversa is December 1, 2016; the hire date for Mr. Brackman is March 23, 2015; and the hire date for Mr. Branning is September 1, 2012.

(6)	The date of termination for Mr. Branning is March 18, 2016.
(7)

The amounts set forth in this column include: (a) Company contributions under our 401(k) plan; (b) dividends from vested restricted stock; (c) relocation expenses; (d) physicals and auto allowances, which were discontinued for NEOs in 2016; and (e) severance payments. The amounts are listed in the following table:

	2016	2015	2014
Mr. Banyard
Contributions	10,600	—	—
Relocation	3,518	—	—
Automobile allowance	4,154	—	—
Dividends	26,627	1,038	—
	44,899	1,038	—
Mr. Anversa	—	—	—
Mr. Brackman
Contributions	5,678	—	—
Relocation	72,048	—	—
Automobile allowance	8,400	—	—
	86,126	—	—
Mr. Branning
Contributions	10,600	10,600	10,400
Severance	813,828	—	—
Dividends	21,748	4,093	1,164
	846,176	14,693	11,564

The other compensation for Messrs. Banyard and Brackman during fiscal 2016 included automobile and related expenses (which the Company discontinued for NEOs in 2016) and relocation reimbursements. These benefits are valued based on the incremental costs to the Company.

44

Employment Arrangements Including Change in Control

Event Triggering Payment or Provision of Benefits	Benefit	R. David Banyard, President & CEO	Matteo Anversa, Executive Vice President, CFO and Corporate Secretary
Termination without cause or if NEO terminates for good reason, including following a change in control	Severance Benefits – Cash Payment	Amount equal to the sum of (A) 2X his annual base salary in lump sum within 30 days and (B) 2X his annual bonus at the highest rate in effect during the prior two year period	Amount equal to the sum of (A) 1X his then-current annual base salary in lump sum within 30 days and (B) 1X his annual bonus at the highest rate in effect during the prior one year period
	Annual Bonus for the Year of Termination – Cash Payment	Amount equal to the pro-rata portion of the current year target annual bonus within 30 days	Amount equal to the pro-rata portion of the current year target annual bonus within 30 days after such termination
	Stock Awards – Cash Payment	All outstanding stock options, restricted stock awards, and stock unit grants will become vested, to the extent not previously forfeited or terminated	All outstanding stock options, restricted stock awards, and stock unit grants will become vested, to the extent not previously forfeited or terminated
	Certain Benefits and Perquisites	Health coverage, automobile allowance, long term disability protection, and life insurance protection for two years. Outplacement services for one year	Health coverage, long term disability protection, life insurance protection and outplacement services for one year
No 280G protection or excise tax gross-up payments provided
Termination by reason of death or disability	Cash Payment	Base salary and annual bonus accrued and unpaid to the date of death or disability	Base salary and annual bonus accrued and unpaid to the date of death or disability
Certain Benefits and Perquisites

Any amounts payable under any employee benefit plan of the Company in accordance with the terms of such plan.

If Mr. Banyard and/or his surviving spouse and dependents properly elect continued medical coverage in accordance with IRC Section 4980B, the Company shall pay the entire cost of the premiums for such continued medical coverage for the long of (A) the maximum required period of coverage under IRC Section 4980B(f) or (B) 24 months.

Any amounts payable under any employee benefit plan of the Company in accordance with the terms of such plan.

If Mr. Anversa and/or his surviving spouse and dependents properly elect continued medical coverage in accordance with IRC Section 4980B, the Company shall pay the entire cost of the premiums for such continued medical coverage for the long of (A) the maximum required period of coverage under IRC Section 4980B(f) or (B) 24 months.

Termination with cause or voluntary resignation	Other Terms

If Mr. Banyard is terminated by the Company for cause or resigns other than for good reason, then Mr. Banyard is only entitled to compensation earned prior to the date of termination that has not yet been paid. Mr. Banyard is also subject to a two year non-compete agreement.

If Mr. Anversa is terminated by the Company for cause or resigns other than for good reason, then Mr. Anversa is only entitled to compensation earned prior to the date of termination that has not yet been paid.  Mr. Anversa is also subject to a one year non-compete agreement.

45

Summary of Potential Termination Payments and Benefits

The following table summarizes the value of the termination payments and benefits that each of our NEOs would receive if he had terminated employment on December 31, 2016 under the circumstances shown.

Name	Termination for Cause or Voluntary Resignation	Termination without Cause or for Good Reason	Retirement(1)	Death	Disability	Termination without Cause or Resignation for Good Reason in connection with a Change of Control	Actual Termination Amounts Received
R. David Banyard
Cash Severance	-	1,396,000	-	13,423	13,423	1,396,000	-
Bonus Severance	-	1,396,000	-	-	-	1,396,000	-
Other Benefits	-	67,705	-	320,370	46,913	67,705	-
Equity Acceleration	-	1,890,259	-	3,251,087	3,251,087	1,890,259	-
Total	-	4,749,964	-	3,584,879	3,311,423	4,749,964	-
Matteo Anversa
Cash Severance	-	425,000	-	8,173	8,173	425,000	-
Bonus Severance	-	297,500	-	-	-	297,500	-
Other Benefits	-	53,331	-	570,370	46,913	53,331	-
Equity Acceleration	-	152,123	-	152,123	152,123	152,123	-
Total	-	927,954	-	730,666	207,209	927,954	-
Kevin Brackman
Cash Severance	-	-	-	-	-	-	-
Bonus Severance	-	-	-	-	-	-	-
Other Benefits	-	-	-	-	-	-	-
Equity Acceleration	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-
Greggory W. Branning(2)
Cash Severance	-	-	-	-	-	-	400,400
Bonus Severance	-	-	-	-	-	-	396,876
Other Benefits	-	-	-	-	-	-	31,933
Equity Acceleration	-	-	-	-	-	-	324,363
Total	-	-	-	-	-	-	1,153,572

(1)	None of the NEOs were eligible for retirement benefits as of December 31, 2016.
(2)	Mr. Branning departed from the Company on March 18, 2016 and the above reflects termination amounts actually paid to Mr. Branning.
46

Grants of Plan Based Awards

The following table contains information concerning the grant of plan based awards to the NEOs under the Amended and Restated 2008 Incentive Stock Plan and the Performance Bonus Plan. The actual value and gains, if any, on an option exercise are dependent upon the future performance of our common stock and overall market conditions. The option awards and unvested portion of stock awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2016 Year-End table below.

Grants of Plan Based Awards

During Fiscal 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Award ($)
Name:	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
R. David Banyard	3/2/16		698,000(1)	1,396,000(1)
	3/2/16					91,700(4)		30,600(3)		11.62	355,572
	3/2/16									11.62	1,065,554
	3/2/16								80,800(5)	11.62	278,760
Matteo Anversa	12/1/16		297,500(1)	595,000(1)
	12/1/16							10,638(6)		14.10	149,996
Kevin Brackman	3/2/16		127,500(1)	255,000(1)
	3/2/16							2,400(3)		11.62	27,888
	3/2/16								7,700(5)	11.62	26,565
	3/2/16	24,200(2)	48,400(2)	96,800(2)
Greggory W. Branning	3/2/16		280,280(1)	560,560(1)
	3/2/16							12,600(3)		11.62	146,412
	3/2/16								39,900(5)	11.62	137,655
	3/2/16	126,150(2)	252,300(2)	504,600(2)

(1)	Represents estimated future payout for annual cash bonuses. The payouts are based on results of operating profit, growth in operating profit and cash flow.
(2)

Represents estimated future payout for performance-based cash awards. The payouts are based on return on invested capital for 2016, 2017, and 2018. The payouts are based on the following return on invested capital: threshold-8.7%, target-13.7%, and maximum-18.7%.

(3)	Represents restricted stock units which vest ratably in three annual installments on each anniversary date of the grant.
(4)

Represents target payout of restricted performance shares will that vest on the third anniversary date of the grant.  The payout will be based on return on invested capital for 2016, 2017, and 2018. The payouts are based on the following return on invested capital: threshold-8.7%, target-13.7%, and maximum-18.7%.

(5)	Represents grants of non-qualified stock options which vest ratably in three annual installments on each anniversary date of the grant.
(6)	Represents restricted stock units which vest ratably in two annual installments on the second and third anniversary date of the grant.

47

Outstanding Equity Awards at Fiscal Year End

The following table shows all outstanding equity awards held by the NEOs at the end of fiscal 2016 that have not been exercised or that have not vested. Certain of the awards identified in the table below are also reported in the “Grants of Plan Based Awards During Fiscal 2016” table above.

Outstanding Equity Awards at Fiscal 2016 Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(13)
	Exercisable	Unexercisable
R. David Banyard		80,800(1)		11.62	3/2/26
						82,184(2)	1,175,231
						30,600(3)	437,580
								91,700(4)	1,311,310
Matteo Anversa						10,638(5)	152,123
Kevin Brackman	1,500(6)	3,000(7)		17.95	3/23/25
		7,700(8)		11.62	3/2/26
						1,000(9)	14,300
						2,400(10)	34,320
Greggory W. Branning	26,900			14.77	3/18/17(12)
	19,500(11)			20.93	3/18/17(12)
	21,100(11)			18.69	3/18/17(12)

(1)

Represents grant of non-qualified stock options. 26,933 of these non-qualified stock options will become exercisable on March 2, 2017. 26,933 will become exercisable on March 2, 2018 and 26,934 will become exercisable on March 2, 2019.

(2)	Represents grant of restricted stock units. 49,311 of these restricted stock units will vest on December 7, 2017 and 32,873 will vest on December 7, 2018.
(3)

Represents the grant of restricted stock on March 2, 2016. 10,200 of these restricted stock units will vest on March 2, 2017. 10,200 of these restricted stock units will vest on March 2, 2018 and 10,200 of these restricted stock units will vest on March 2, 2019.

(4)

Represents target payout of restricted performance shares granted on March 2, 2016 that vest on the third anniversary of the grant. The payout in 2019 will be based on the following return on invested capital: threshold-8.7%, target-13.7% and maximum-18.7%.

(5)	Represents the grant of restricted stock units. 5,319 of these restricted stock units will vest on December 1, 2018 and 5,319 of these restricted stock units will vest on December 2, 2019.
(6)	Represents grant of non-qualified stock options.
(7)	Represents grant of non-qualified stock options. 1,500 will become exercisable on March 23, 2017 and 1,500 will become exercisable on March 23, 2018.
(8)

Represents grant of non-qualified stock options. 2,567 of these non-qualified stock options will become exercisable on March 2, 2017. 2,566 of these non-qualified stock options will become exercisable on March 2, 2018 and 2,567 will become exercisable on March 2, 2019.

(9)	Represents grant of restricted stock units.500 of these restricted stock units will vest on March 23, 2017 and 500 will vest o March 23, 2018.
(10)

Represents grant of restricted stock units. 800 of these restricted stock units will vest on March 2, 2017. 800 of these restricted stock units will vest on March 2, 2018 and 800 of these restricted stock units will vest on March 2, 2019.

(11)

Represents non-qualified stock option grant. The vesting of these non-qualified stock options was accelerated as a result of Mr. Branning’s termination from the Company as per his Severance Agreement dated September 12, 2012.

(12)	Represents the end of the one-year time period to exercise non-qualified stock options after Mr. Branning’s termination date.
(13)	Based on the NYSE closing price of $14.30 per share as of December 31, 2016.

48

Option Exercises and Stock Vested for Fiscal 2016

The following table shows the options that were exercised and the restricted stock grants that vested for the NEOs during fiscal 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
R. David Banyard	-	-	49,310	714,995
Matteo Anversa	-	-	-	-
Kevin Brackman	-	-	500	6,225
Greggory W. Branning	-	114,987	28,033	361,555

Pension Benefits

The following table shows all pension benefits held by the NEOs at the end of fiscal 2016 other than pursuant to our 401(k) Plan. The Company adopted a SERP, which provides certain pension benefits to a select group of management employees. The annual supplemental pension benefit is payable for ten years commencing at the earlier of retirement or termination. As part of their respective employment arrangements, Mr. Branning was provided with an annual SERP benefit up to $50,000, payable for ten years commencing at the earlier of retirement or termination.

At the time of Mr. Branning’s separation from the Company, he had earned 3 years of service under the SERP which means that he was 30% vested in the $50,000 annual benefit. His benefit was further reduced by 50% based on his age of 55 rather than the full retirement age of 65. Therefore Mr. Branning’s SERP benefit is $7,500 per year payable for 10 years.

In 2015, the Company ceased adding new participants to the SERP, therefore Messrs. Banyard and Anversa are not provided with SERP benefits.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Greggory W. Branning	Myers Industries, Inc. Executive Supplemental Retirement Plan	3	60,060	2,019
(1)	This present value is calculated using a discount rate of 4%.

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, it is our preference, as a general rule, to avoid related party transactions. No related party transactions occurred during fiscal 2016.

Our Governance Committee reviews all relationships and transactions in which we and our directors, nominees for director and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. In addition, under Code of Business Conduct and Ethics, our Audit Committee is responsible for reviewing and investigating any matters pertaining to our ethical codes of conduct, including conflicts of interest.

49

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2016 (unless otherwise indicated) by:

•	Each person, who, to our knowledge, beneficially owns more than 5% of our common stock;
•	Each of the Company’s Directors;
•	The CEO and the other NEOs; and
•	All individuals who served as Directors or NEOs, as a group.

A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. All individuals listed in the table have sole voting and investment power over the shares unless otherwise noted. The Company had no preferred stock issued or outstanding.

	Shares Beneficially Owned	Percent of Shares Outstanding(3)
Greater Than 5% Owners(1,2)
GAMCO Investors, Inc.(4)	6,967,064	23.19%
One Corporate Center 401 Theodore Frems Ave. Rye, NY 10580-1422
T. Rowe Price Associates, Inc.(5)	4,560,450	15.18%
100 East Pratt Street Baltimore, Maryland 21202
BlackRock, Inc.(6)	2,604,359	8.66%
55 East 52nd Street New York, NY 10055
Dimensional Fund Advisors LP (8)	1,961,918	6.53%
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746
Stephen E. Myers(7)	1,571,840	5.23%
53 Aurora Street Hudson, OH 44236
Directors, Nominees, and Named Executive Officers(1,3,9)
R. David Banyard	86,193	*	%
Sarah R. Coffin(10)	15,739	*	%
John B. Crowe	39,336	*	%
William A. Foley(11)	13,730	*	%
Daniel R. Lee	21,214	*	%
F. Jack Liebau, Jr.	20,586	*	%
Bruce Lisman	10,686	*	%
Jane Scaccetti	4,800	*	%
Robert A. Stefanko(10)	13,744	*	%
Matteo Anversa	0	*	%
All Directors, Nominees and Named Executive Officers as a group (10 persons)	226,028	*	%

*	Less than 1% ownership
(1)

Unless otherwise noted, the beneficial owner uses the same address as the address of the principal office of the Company for its business address and c/o the Company for any business at which he or she is employed.

(2)

According to filings made with the SEC, this party or an affiliate has dispositive and/or voting power over the shares. Number of shares of common stock beneficially owned is the amount reflected in the most recent Schedule 13D or Schedule 13G filed by such party with the SEC.

(3)

The percentage of shares beneficially owned is based on 30,041,643 shares of common stock outstanding as of March 2, 2017. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 2, 2017 are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

50

(4)

According to a Schedule 13D/A dated March 23, 2016, (i) Gabelli Funds, LLC possessed sole power to vote and sole power to direct the disposition with respect to 1,533,175 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (ii) GAMCO Asset Management, Inc. possessed sole power to vote with respect to 4,475,257 of these shares, sole power to direct the disposition with respect to 4,778,757 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (iii) MJG Associates, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 3,000 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (iv) Gabelli Securities, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 9,000 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (v) Teton Advisors, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 609,932 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (vi) Gabelli Foundation, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 13,000 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (vii) GGCP, Inc. and GAMCO Investors, Inc. each possessed sole power to vote, sole power to direct the disposition, shared power to vote and shared power to direct the disposition with respect to none of these shares, (viii) Associated Capital Group, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 700 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, and (ix) Mario J. Gabelli possessed sole power to vote and sole power to direct the disposition with respect to 19,500 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares.  According to the Schedule 13D/A Mario J. Gabelli is deemed to have beneficial ownership of the securities owned beneficially by Gabelli Funds, LLC, GAMCO Asset Management, Inc., MJG Associates, Inc., Gabelli Securities, Inc., Gabelli Foundation, Inc., Associated Capital Group and Teton Advisors, Inc.

(5)

According to the Schedule 13G/A filed February 7, 2017, these securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc., which owns 3,269,805 shares and has the sole voting power over all such shares, but the sole dispositive power over none and shared voting or shared dispositive power over none) that T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. According to the Schedule 13G/A filed February 7, 2017, Price Associates possessed sole power to vote with respect to 1,278,370 of these shares, sole power to direct the disposition with respect to 4,560,450 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities.

(6)

According to a Schedule 13G/A dated January 25, 2017, Blackrock, Inc. possessed sole power to vote with respect to 2,550,975 of these shares, sole power to direct the disposition with respect to 2,604,359 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares.

(7)

According to a Schedule 13D/A dated April 25, 2014, includes 18,450 shares of common stock held by Mr. Myers’ spouse, for which Mr. Myers disclaims beneficial ownership and 240,080 shares held by the Louis S. Myers & Mary S. Myers Foundation for which he may be deemed beneficial owner. Also includes 913 shares held by MSM & Associates LP, of which Mr. Myers is a shareholder, and 8,500 shares held by Semantic Foundation, both of which Mr. Myers is a trustee and may be deemed the beneficial owner of such shares. Mr. Myers disclaims beneficial ownership in such shares to the extent he does not hold a pecuniary interest. According to the Schedule 13D/A, Mr. Myers possessed sole voting and sole dispositive power with respect to 1,303,897 shares and shared voting and dispositive power with respect to 249,493 shares.

(8)

According to a Schedule 13G/A filed February 9, 2017, these securities are owned by various investment companies, trusts and accounts that Dimensional Fund Advisors LP (“Dimensional”) serves as investment adviser with the power to direct investments and/or vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact the beneficial owner of such securities.

(9)	Unless otherwise indicated, none of the persons listed beneficially owns one percent or more of the outstanding shares of common stock.
(10)	The table does not reflect 12,192 share awards that have been deferred by this director. The deferred awards will be converted into common stock upon the lapse of the deferral period.
(11)	The table does not reflect 6,606 share awards that have been deferred by this director. The deferred awards will be converted into common stock upon the lapse of the deferral period.

Neither the Company, nor any of the nominees listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Myers’ directors, officers and persons who own more than ten percent of its common stock (“Section 16 Filers”) to file reports of ownership and changes in ownership with the SEC and to furnish Myers with copies of all such forms they file. These reports can be viewed on the SEC’s website at www.sec.gov. For the year ended December 31, 2016, all required Section 16 filings were made on a timely basis. Based solely on the Schedule 13D/A filed on March 23, 2016, by Gabelli Funds, LLC, GAMCO Asset Management Inc., MJG Associates, Inc., Gabelli Securities, Inc., Teton Advisors, Inc., GGCP, Inc., GAMCO Investors, Inc., Gabelli Foundation, Inc., Associated Capital Group, Inc. and Mario J. Gabelli (collectively, the “GAMCO Group”), for which the Company disclaims any responsibility, the GAMCO Group beneficially owned 6,967,064 shares of our common stock as of March 23, 2016 representing 23.19% of our outstanding common stock, and Myers is unable to determine if the GAMCO Group has a Section 16(a) beneficial ownership reporting obligation with which it has failed to comply.

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PROPOSAL NO. 4 — APPROVAL OF ADOPTION OF AMENDED AND RESTATED 2017 INCENTIVE STOCK PLAN

On April 24, 2015, Company shareholders adopted the Amended and Restated 2008 Incentive Stock Plan.  On March 2, 2017, the Board approved, subject to receipt of shareholder approval at the Annual Meeting, the Amended and Restated 2017 Incentive Stock Plan (the “Amended and Restated Plan”).

Key changes to and new features of the Amended and Restated Plan include:

•	Increases the number of shares of common stock available for grant under the plan by 1,126,950
•	Extends the term of the Amended and Restated Plan to March 1, 2027
•	Provides an absolute limit on the value of awards to non-employee directors
•	Allows for liberal share counting
•	Prohibits payment of dividends and dividend equivalents on unvested awards

The purpose of the Amended and Restated Plan is to provide incentives to our key employees and non-management independent directors to acquire common stock in the Company and to further align their incentives with the long-term growth and profitability objectives of the Company along with assisting the Company in attracting and retaining key employees, directors and consultants.

Since 2015, the Company’s weighted average diluted shares outstanding has been reduced through share repurchase of approximately 2,000,000 shares more than offsetting the dilutive effect from the award of shares under the equity compensation plan over that time period.

As of December 31, 2016, a total of 688,050 shares remained available for future awards under the plan.

As of December 31, 2016, the Company had approximately 48 employees and non-employee directors who are eligible to be considered for awards under the Amended and Restated Plan. The following table shows all compensation plans under which equity securities of the Company are authorized for issuance as of the end of fiscal 2016.

Equity Compensation Plan Information

(C)
Number of
Securities
Remaining
Available for
	(A)		Future Issuance
	Number of Securities	(B)	Under Equity
	to be Issued Upon	Weighted-Average	Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding	Outstanding	Securities
	Options’ Warrants or	Options, Warrants	Reflected in
Plan Category	Rights	or Rights	Column (A))
Equity Compensation Plans Approved by Security Holders(1)	1,515,240	14.50	1,303,353
Equity Compensation Plans Not Approved by Security Holders	-	-	-
Total	1,515,240	14.50	1,303,353

(1)	This information is as of December 31, 2016 and includes the Amended and Restated 2008 Stock Incentive Plan and the 1999 Incentive Stock Plan.

The Board of Directors recommends shareholder approval of the Amended and Restated Plan, which, if the amended plan is approved, will increase the number of shares available for awards from 688,050 to 1,815,000.

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Summary of the Amended and Restated Plan

The following summary description of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached to this Proxy Statement as Annex A and incorporated herein by reference. The Amended and Restated Plan provides for the grant of awards to our directors, officers and key employees. The Compensation Committee has the ability to grant a number of types of stock awards such as stock options, stock appreciation rights, stock units, performance stock units, performance awards, restricted stock awards, restricted stock or restricted stock equivalents, or other forms of equity-based awards consistent with the purpose of the Amended and Restated Plan. The purpose of the Amended and Restated Plan is to provide incentives to our key employees and non-employee directors to acquire common stock in the Company, to further align their incentives with those of our shareholders to increase the value of the Company, and to assist the Company in attracting and retaining key employees and directors.

Administration of the Amended and Restated Plan

The Amended and Restated Plan is administered by the Compensation Committee of the Board or any other committee appointed by the Board. However, such other committee must consist of not less than two non-employee, independent directors of the Board. The Board has designated the Compensation Committee with the responsibility for the administration of the Amended and Restated Plan. Subject to the provisions of the Amended and Restated Plan, the Compensation Committee is authorized to grant awards, to interpret the plan and any awards, to prescribe, amend and rescind the rules and regulations relating to the Amended and Restated Plan and the awards and to make other necessary or advisable determinations.

Eligibility and Participation

The Amended and Restated Plan provides that directors, officers and key employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee are eligible to receive awards. No incentive stock options may be granted to a participant who is not an employee of the Company or its subsidiaries. In determining participants to whom awards will be granted and the number of shares to be subject to such award, the Compensation Committee shall take into account the duties of the participants, their present and potential contributions and such other factors as the Compensation Committee deems relevant. In no event shall a participant receive an award to acquire more than 1,000,000 shares of common stock in any one calendar year. As of December 31, 2016, eight (8) non-employee directors, and approximately two (2) officers and thirty-eight (38) other employees were entitled to participate in the plan.

If the Amended and Restated Plan is approved by the shareholders at the Annual Meeting, an additional 1,126,950 shares will be authorized to be issued under the plan. Shares that are subject to awards that are forfeited, terminated or cancelled will be available for future issuance.

Option Awards

The Compensation Committee may grant incentive stock options, non-qualified stock options, or a combination of the two.

The exercise price of each option, whether it is an incentive stock option or non-qualified stock option, may not be less than the fair market value of the common stock at the date of grant. Under the plan, the fair market value is generally the closing price of the common stock on the NYSE (or other principal exchange) on the date of grant or if no sale takes place on such day on any exchange, the average of the last reported closing bid and asked price on such day. The exercise price of each incentive stock option granted to any participant possessing more than 10% of the combined voting power of all classes of capital stock of the Company, or, if applicable, a parent or subsidiary of the Company, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

Options (other than certain incentive stock options as described above) granted will be exercisable for a term of not more than ten years from the date of grant but shall be subject to earlier termination. In addition, no employee may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the common stock with respect to which incentive stock options (under the plan and all other equity plans of the Company and its subsidiaries) are first exercisable by such participant during any calendar year exceeds $100,000.

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Except in connection with certain corporate transactions, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or cancel outstanding options in exchange for cash, or other awards or options with an exercise price that is less than the exercise price of the original options, without shareholder approval.

Restricted Stock Awards and Performance Restricted Stock Awards

Restricted stock awards are rights to receive shares of common stock subject to forfeiture and other restrictions determined by the Compensation Committee. Generally, the number of shares of common stock subject to the restricted stock award shall be issued in the recipient’s name and the recipient shall be a shareholder and have all the rights of a shareholder with respect to such shares including the right to vote such shares and to receive dividends and other distributions; provided, however, that dividends on any shares subject to a restricted stock award that have not previously vested may be paid directly to the participant, withheld by the Company subject to vesting or reinvested in additional shares subject to a restricted stock award with similar vesting provisions as determined by the Compensation Committee. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by the Company and may not be sold or otherwise transferred by the employee. Except as otherwise determined by the Compensation Committee, until the restrictions lapse, the shares will be forfeited if the employee’s employment is terminated for any reason. Restricted stock awards may vest upon either the passage of time or the achievement of one or more performance goals approved in writing and administered in accordance with Section 162(m) of the Code, which performance goals may be based on an increase in the fair market value of the common stock of the Company; total shareholder return; revenue, sales, settlements, market share, customer conversion, net income, share price and/or earnings per share; return on assets, net assets, and/or invested capital; economic value added; improvements in costs and/or expenses, EBIT, EBITDA, operating or gross profits, cash earnings or income from continuing operations, ROIC, net cash from continuing operations, cash flow from operating activities, free cash flow as a percentage of sales, growth in operating profit,  performance relative to a peer group, or any similar performance measure established by the Compensation Committee.

Stock Appreciation Rights (“SARs”)

An SAR is a right granted to a participant to receive shares of common stock or cash, or a combination thereof, in an amount equal to the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised over (b) the fair market value of a share of common stock on the date the SAR was granted.

SARs granted on a stand-alone basis are exercisable for a term, not to exceed 10 years, to be determined by the Compensation Committee. SARs shall be subject to such other terms and conditions as the Compensation Committee, in its discretion, shall determine. The terms and conditions may include Compensation Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of the appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the participant upon exercise of such SAR shall be payable in cash and what portion, if any, shall be payable in shares of common stock.

Except in connection with certain corporate transactions, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, or other awards or SARs with an exercise price that is less than the exercise price of the original SARs without shareholder approval.

Stock Unit Awards

Stock unit awards may be granted on such terms as the Compensation Committee may determine and may vest either based upon the passage of time or the achievement of one or more performance goals (performance stock units). A participant awarded stock units will not be deemed the beneficial owner of shares underlying the stock unit. Each stock unit or performance stock unit will represent the right of the participant to receive an amount equal to the fair market value of a share of common stock on the date of payment of such stock unit. A holder of stock units will have no rights other than those of a general creditor of the Company. Payments made with respect to stock units may be made in the form of cash, shares or a combination of both and at such time as determined by the Compensation Committee at the time of the grant of the stock unit. Dividends and dividend equivalents are not paid on unvested awards.

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Director Awards

Each non-employee director who is a director as of the date of the annual meeting with respect to any given year and has been a director for the entire period since the annual meeting of shareholders of the Company that was held in the immediately preceding calendar year will be granted a director award for a number of full shares determined by dividing the Applicable Director Amount by the fair market value of a share on the grant date, such grant to be made as of such meeting date without further action by the Compensation Committee (the “Applicable Director Amount” being the amount recommended by the Compensation Committee and approved by the full Board). A recipient director, upon receipt of the director award of shares, will be a shareholder with respect to all shares of common stock subject to the director award, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Company has the right to grant stock units in lieu of shares, and a recipient director has the right to elect to receive stock units in lieu of shares.

Adjustments in Capitalization: Change In Control

Awards granted under the Amended and Restated Plan will be subject to adjustment upon stock dividend, stock split, recapitalization, merger, consolidation, combination, or exchange of shares, separation, reorganization or liquidation event, or other similar events, or in the event of extraordinary cash or non-cash dividends, being declared with respect to the shares, or similar transactions or events. Upon the occurrence of a specified event, the number and class of shares available under the Amended and Restated Plan in the aggregate and the number and class of shares subject to outstanding awards, applicable purchase prices and other applicable provisions, will be equitably adjusted by the Compensation Committee. Any adjustment to an incentive stock option shall be made in a manner consistent with Section 424 of the Code.

In the case of a “Change of Control,” the Compensation Committee may, in its sole discretion, determine, on a case-by-case basis, that each award, other than an award of stock units, granted under the Amended and Restated Plan shall terminate on the later of (i) the 30th day after the holder of the award receives written notice from the Company of its intention to terminate the award or (ii) the consummation of the Change of Control. Any holder of an option or SAR, in the event of such a termination, shall have the right, subject to any limitations on exercise contained in the award agreement, to exercise such option or SAR prior to the termination. A “Change of Control” includes: (i) the acquisition by any person of securities of the Company representing 30% of the voting power; (ii) during any one year period a majority of the Board has been changed; (iii) a merger or consolidation of the Company where securities representing more than 50% of the voting power are not held by the Company’s existing shareholders after such merger or consolidation; or (vi) approval by the shareholders of a plan of complete liquidation or sale or disposition of more than 50% of the Company’s assets.

Except as provided in an agreement that is currently in effect, the Company will not accelerate the vesting of any outstanding awards unless either (i) such acceleration is conditioned upon the subsequent termination of employment of a holder of an award or (ii) any such outstanding award is not assumed or replaced with a substituted award or right having a substantially equivalent economic value and substantially equivalent or better terms and conditions.

Valuation

The exercise price of each incentive stock option may not be less than the fair market value of the common stock at the date of grant. Under the Amended and Restated Plan, the fair market value is generally the closing price of the common stock on the NYSE on the date of grant if it is a business day (if the date of grant is not a business day, then fair market value is the closing price of the common stock on the last business day prior to the date of grant). Unless the Compensation Committee determines otherwise, the option price per share of any non-qualified stock option shall be the fair market value of the shares of common stock on the date the option is granted. The exercise price of each incentive stock option granted to any participant possessing more than 10% of the combined voting power of all classes of capital stock of the Company, or, if applicable, a parent or subsidiary of the Company, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

Amendment and Termination

The Amended and Restated Plan will terminate on March 1, 2027, and awards will not be granted under the plan after that date although the terms of any award may be amended in accordance with the plan at any date prior to the end of the term of such award. Any awards outstanding at the time of termination of the plan will continue in

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full force and effect according to the terms and conditions of the award and the plan. The plan may be amended by the Board of Directors, provided that shareholder approval will be necessary as required by applicable law, and provided further that no amendment may impair any rights of any holder of an award previously granted under the plan without the holder’s consent.

Certain Federal Income Tax Consequences

Federal Income Tax Consequences – Non-Qualified Stock Options

A recipient of a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will generally recognize ordinary compensation income in an amount equal to the excess of (i) the fair market value of the shares received, over (ii) the exercise price paid therefor. An option holder will generally have tax basis in any shares received pursuant to the exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

Federal Income Tax Consequences – Incentive Stock Options

A recipient of an incentive stock option will not recognize taxable income for regular tax purposes upon the grant or exercise of such an option. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause such option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder’s regular tax liability in a later year to the extent the option holder’s regular tax liability is in excess of an alternative minimum tax for that year. Upon the disposition of shares acquired upon exercise of an incentive stock option that have been held for the requisite holding period (two years from the date of grant and one year from the date of exercise of the incentive stock option) an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares. However, if an option holder disposes of shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the option holder will generally recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arms-length Disqualifying Disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares. An option holder would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the shares on the exercise date.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder subsequently makes a Disqualifying Disposition of the shares. If an option holder makes a Disqualifying Disposition, the Company will then, subject to discussion below under “Tax Code Limitations on Deductibility,’’ be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by an option holder under the rules described in the preceding paragraph.

Federal Income Tax Consequences – Restricted Stock Awards and Director Awards of Shares

Generally, a recipient of restricted stock (including performance stock awards) or a director award made in shares of common stock will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of common stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the common stock included in a restricted stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the common stock included in the restricted stock award, the recipient will recognize a capital gain or loss, which will be a long term capital gain or loss if held for more than

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one year, as the case may be, equal to the difference between the amount realized from such sale and the recipient’s tax basis for such shares of common stock.

Federal Income Tax Consequences – SARS and Stock Units

A recipient will not generally recognize taxable income upon the grant of an SAR or stock unit (including performance stock units). The recipient will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of common stock received upon exercise of the SAR or payment of the stock unit, in the tax year in which payment is made in respect of an SAR or stock unit, and, subject to the discussion under “Tax Code Limitations on Deductibility,” the Company will generally be entitled to a tax deduction for an equivalent amount for the same year.

Tax Code Limitations on Deductibility

In order for the amounts described above to be deductible by the Company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company to deduct the amounts described above could also in some circumstances be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company to obtain a deduction for amounts paid under the plan could be limited by Section 162(m) of the Code, which limits to $1,000,000 per officer the deductibility for federal income tax purposes of most compensation paid during a taxable year to certain executive officers of the Company. However, an exception to this limitation applies in the case of certain performance-based compensation. The Amended and Restated Plan is intended to satisfy the requirements for this exception for option grants and SARs and any other awards that vest based on the achievement of one or more performance goals.

The Amended and Restated Plan, and awards granted pursuant to it, are intended to comply with, or be exempt from, Section 409A of the Code and the regulations thereunder, to the extent applicable, so that recipients of awards will not be subject to the adverse consequences applicable to non-qualified deferred compensation that is not compliance with, or exempt from, Section 409A of the Code.

Tax Withholding

The Company is authorized to withhold from any award granted under the Amended and Restated Plan any withholding taxes due in respect of the award or payment. Subject to Compensation Committee approval, a participant may elect to satisfy his or her obligations for the payment of withholding taxes by delivery of shares of common stock.

Participants may obtain additional information about the Amended and Restated Plan by contacting the Company, Attention: Corporate Secretary, 1293 S. Main Street, Akron, Ohio 44301, (330) 253-5592.

New Plan Benefits Under the Amended and Restated Plan

The awards under the Amended and Restated Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if the amendment had been in effect cannot be determined. Please see the Grants of Plan-Based Awards Table and the Outstanding Equity Awards Table for information about awards made to our NEOs in the last year and currently held awards from prior years.

The Board of Directors recommends that you vote “FOR” Proposal 4 relating to the approval of the Amended and Restated Plan

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PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.  In accordance with these responsibilities, the Audit Committee appointed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2017. Additional information regarding the services provided to the Company by EY during 2016 is set forth below, under the section titled “Matters Relating to the Independent Registered Public Accounting Firm.”

In selecting EY as the Company’s independent registered public accounting firm, the Audit Committee considered a variety of factors, including:

•	The firm’s independence and internal quality controls
•	The overall depth of talent
•	EY’s experience with the Company’s industry and companies of similar scale and size

In determining whether to reappoint EY as the Company’s independent registered public accounting firm for the year ending December 31, 2017, the Audit Committee again took those factors into consideration along with its evaluation of the past performance of EY and EY’s familiarity with the Company’s business and internal control over financial reporting. EY’s audit report appears in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

In accordance with SEC rules and EY policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to our company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the lead audit partner under this rotation policy involves discussions with EY regarding qualified audit experience and ability to devote the time necessary to serve as lead audit partner. The EY lead audit partner at EY for the Company was appointed in 2014.

The Audit Committee believes that the continued retention of EY as our independent registered public accounting firm is in the best interest of the Company and our shareholders and, although shareholder ratification is not required under the laws of the State of Ohio, we are asking shareholder to ratify the selection of EY as our independent registered public accounting firm for 2017, in order to provide a means by which our shareholders may communicate their opinion to the Audit Committee. If our shareholders do not ratify the appointment of EY, the Audit Committee will reconsider the appointment, but is not obligated to change the appointment, and may for other reasons be unable to make another appointment.

The Board of Directors recommends that you vote “FOR” Proposal 5 relating to the ratification of the appointment of Ernst & Young LLP

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Matters Relating to the Independent Registered Public Accounting Firm

EY Representatives at Annual Meeting

EY audited the books and records of the Company for the years ended December 31, 2016 and 2015. Representatives of EY are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Fees

A description of the fees billed to the Company by EY for the years ended December 31, 2016 and 2015 is set forth in the table below.

EY was first retained by the Audit Committee in 2011. The Audit Committee (see “Audit Committee Report”) reviewed the non-audit services provided by EY during the year ended December 31, 2016, and determined that the provision of such non-audit services was compatible with maintaining its independence.

	2016	2015
Audit Fees(1)	$2,400,000	$2,200,000
Audit Related Fees(2)	$2,000	$2,000
Tax Fees (3)	$50,000	$70,000
All Other Fees(4)	—	—
Total Fees	$2,452,000	$2,272,000

(1)	Professional fees for the audit of the annual financial statements and the review of the quarterly financial statements.
(2)	Fees for assurance and related services reasonably related to merger and acquisition activities.
(3)	Professional fees for tax compliance, tax advice, and tax planning.
(4)	Fees for all other products and services.

Pre-Approval Policy

The Audit Committee’s Pre-Approval Policy requires the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific range or budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this policy, and the fees for the services performed to date. During 2016, all services were pre-approved by the Audit Committee in accordance with the policy. The Pre-Approval Policy is available on the Corporate Governance page accessed from the Investor Relations page of our website at www.myersindustries.com.

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Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or Exchange Act.

The Audit Committee, which is composed of five independent directors, is responsible for assisting the Board in fulfilling its oversight responsibilities pertaining to the accounting, auditing and financial reporting processes of the Company. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is published on the Company’s website (www.myersindustries.com) on the Corporate Governance page under the Investor Relations section (and can be found directly here: http://s2.q4cdn.com/555961355/files/doc_downloads/committee/Audit-Committee-Charter-Amended-8-2-2016.pdf).

Management is responsible for establishing and maintaining the Company’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States of America. The Audit Committee is directly responsible for the appointment, oversight, compensation and retention of EY, the independent registered public accounting firm for the Company. EY is responsible for performing an independent audit of the Company’s annual financial statements and expressing an opinion on:

•	The conformity, in all material respects, of the Company’s financial statements with accounting principles generally accepted in the United States of America and
•	The effectiveness of internal control over financial reporting.

Each member of the Audit Committee is financially literate and independent as defined under the Board of Directors Independence Criteria policy and the independence standards set by the NYSE. The Board has identified each of Daniel R. Lee, F. Jack Liebau, Jr., Jane Scaccetti and Robert A. Stefanko as an “audit committee financial expert” and each are independent, as independence for audit committee members is defined in the applicable listing standards of the NYSE.

The Audit Committee’s responsibility is one of oversight. Members of the Audit Committee rely on the information provided and the representations made to them by: management, which has primary responsibility for establishing and maintaining appropriate internal control over financial reporting, and for the Company’s financial statements and reports; and by the independent registered public accounting firm, which is responsible for performing an audit in accordance with Standards of the Public Company Accounting Oversight Board — United States (“PCAOB”) and expressing an opinion on:

•	The conformity, in all material respects, of the Company’s financial statements with accounting principles generally accepted in the United States of America
•	The effectiveness of internal control over financial reporting

In the performance of our duties we have:

•	Reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2016
•

Discussed with EY, the independent registered public accounting firm for the Company, among other matters, the fair and complete presentation of the Company’s results, the assessment of the Company’s internal control over financial reporting, significant accounting policies applied in the Company’s financial statements, as well as, when applicable, alternative accounting treatments and the matters required to be discussed by Auditing Standard No. 16 (PCAOB 2012-01) and the rules of the Securities and Exchange Commission

•

Received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526 regarding EY’s communications with the Audit Committee concerning independence, and discussed with EY their independence from the Company and its management. As part of that review, we received the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Committee discussed the independent registered public accounting firm’s independence from the Company.

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•	The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence.

•	The Audit Committee concluded that the independent registered public accounting firm is independent from the Company and its management.

Based on the reviews and discussions referred to above, and exercising our business judgment, we recommended to the Board that the financial statements referred to above be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. We have selected EY as the Company’s independent registered public accounting firm for fiscal 2017, and have approved submitting the selection of the independent registered public accounting firm for ratification by the shareholders.

The foregoing report has been furnished by the current members of the Audit Committee, being:

Robert A. Stefanko, Chair and Presiding Director, Sarah R. Coffin, Daniel R. Lee,  F. Jack Liebau, Jr. (ex officio), and Jane Scaccetti

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General Information About the Meeting and Voting

Meeting Time and Applicable Dates

This Proxy Statement is furnished in connection with the solicitation by the Board of Myers, an Ohio corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on Wednesday, April 26, 2017, at 9:00 A.M. (local time), and at any adjournment thereof. The close of business on March 2, 2017, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

Attending the Meeting Online

Myers will be hosting the 2017 Annual Meeting live via the Internet and in person at 1554 South Main Street, Akron, Ohio 44301.  Any shareholder can listen to and participate in the Annual Meeting live via the Internet on the Investor Relations section of the Company's website at www.myersindustries.com.  The webcast will start at 9:00 A.M. (local time) on April 26, 2017.

Shareholders may vote and submit questions while attending the Annual Meeting in person or while connected to the Annual Meeting on the Internet.

You will need the information printed in the box marked by an arrow included on proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions during the meeting.

Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MYE.

If you do not have the information provided on your notice or proxy card, you will be able to listen to the meeting only — you will not be able to vote or submit questions during the meeting.

Voting for Proposals

PROPOSAL 1    To elect the nine director candidates nominated by the Board, if a quorum is present at the Annual Meeting, the nominees for election as directors who receive the greatest number of votes cast will be elected as directors. Abstentions and broker non-votes will not be considered to have been voted for or against a director nominee.

PROPOSAL 4    To approve the adoption of the Amended and Restated 2017 Incentive Stock Plan, the approval of which requires approval requires the affirmative vote of the holders of a majority of the common stock represented in person or by proxy.

PROPOSAL 2    A non-binding advisory vote to approve the Company’s executive compensation, and its approval requires the affirmative vote of the holders of a majority of the common stock represented in person or by proxy at the Annual Meeting.*

PROPOSAL 3    A non-binding advisory vote on the frequency of the shareholder vote on executive compensation (every one, two or three years). As this is a non-binding vote, the final decision on the frequency of the advisory vote on executive compensation remains with the Board.  The outcome of this vote on the frequency for holding the say-on-pay vote (every one, two, or three years), will be determined by plurality vote, with the frequency option receiving the greatest number of votes cast being the frequency option for holding the say-on-pay vote approved by the shareholders.  Abstentions and broker non-votes will not affect the outcome of Proposal No. 3.

PROPOSAL 5    To ratify the appointment of the independent registered public accounting firm, is a non-binding proposal, but its approval requires the affirmative vote of the holders of a majority of the common stock represented in person or by proxy at the Annual Meeting. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.*

*Abstentions and broker non-votes will act as a vote “Against” these Proposals.
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Proxy Voting

If your shares are registered directly in your name with our transfer agent, then you are a shareholder of record with respect to those shares and you may either vote live via webcast or in person at the Annual Meeting or by using the enclosed proxy card to vote by telephone, by internet, or by signing, dating and returning the proxy card in the envelope provided. Whether or not you plan to attend the Annual Meeting via webcast, you should submit your proxy card as soon as possible. If your shares are held in “street name” through a broker, bank or other nominee, then you must instruct them to vote on your behalf, otherwise your shares cannot be voted at the Annual Meeting. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such party to vote. If you have any questions or need assistance in voting your shares, please contact our Investor Relations Department at the address and phone number below.

MYERS INDUSTRIES, INC.

INVESTOR RELATIONS

1293 SOUTH MAIN STREET

AKRON OH 44301

(330) 761-6212

Proxy Revocation and Voting in Person

A shareholder who has given a proxy may revoke it at any time prior to its exercise by:

•     Executing and delivering to the Corporate Secretary of the Company a later dated proxy reflecting contrary instructions

•     Participating live in the Annual Meeting via webcast or in person and taking appropriate steps to vote in person, or

•     Giving written notice of such revocation to the Corporate Secretary of the Company

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to anyone outside of the Company or its agents except as required by law.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Company, the current directors and the nominees for election as director to be used at the Annual Meeting and any adjournment thereof.

Outstanding Shares and Quorum

On the record date, Myers had outstanding 30,041,643 shares of common stock, without par value. Each share of common stock is entitled to one vote. For information concerning our “Principal Shareholders” see the section titled “Security Ownership of Certain Beneficial Owners and Management” above. In accordance with the Company’s Amended and Restated Code of Regulations, the holders of shares of common stock entitling them to exercise a majority of the voting power of the Company, present in person or by proxy, shall constitute a quorum for the Annual Meeting. Shares of common stock represented by signed proxies will be counted toward the establishment of a quorum on all matters even if they represent broker non-votes or they are signed but otherwise unmarked, or marked “Abstain,” “Against” or “Withhold Authority.”

Proxy Instructions

All shares of common stock represented by properly executed proxies who are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of common stock represented by such proxy will be voted “For” the Board’s nominees for director, “For” the ratification of the appointment of EY, “For” the approval of the Company’s executive compensation, and in accordance with the proxy-holder’s best judgment as to other matters, if any, which may be properly raised at the Annual Meeting.

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Inspector of Election

The inspector of election for the Annual Meeting shall determine the number of votes cast by holders of common stock for all matters. The Board will appoint an inspector of election to serve at the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting, if practicable. Final voting results will be filed on a Current Report on Form 8-K, which will be filed with the SEC.

Address of Company	The mailing address of the principal executive offices of the Company is: 1293 South Main Street, Akron, Ohio 44301.
Mailing Date	This Proxy Statement, together with the related proxy card and our 2016 Annual Report to Shareholders, is being mailed to our shareholders on or about March 21, 2017.
Availability on the Internet	This Proxy Statement and the Company’s 2016 Annual Report to Shareholders are available on Myers’ website at http://investor.myersindustries.com/investor-relations/financial-information/default.aspx.

Executive Officers of the Company

Disclosure regarding the executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC under the heading “Directors and Executive Officers of the Registrant,” which is incorporated into this Proxy Statement by reference. This Annual Report will be delivered to our shareholders with the Proxy Statement. Copies of our filings with the SEC, including the Annual Report, are available to any shareholder through the SEC’s internet website at www.sec.gov or in person at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. Information regarding operations of the Public Reference Room may also be obtained by calling the SEC at 1-800-SEC-0330. Shareholders may also access our SEC filings free of charge on our own internet website at www.myersindustries.com. The content of our website is available for informational purposes only, and is not incorporated by reference into this Proxy Statement.

Shareholder Proposals for Inclusion in Proxy Statement

Any shareholder who intends to present a proposal at the Company’s next annual meeting to be held in April 2018 must deliver a signed letter of proposal to the following address: Corporate Governance and Nominating Committee, c/o Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301:

•	Not later than November 21, 2017, if the proposal is submitted for inclusion in the Company’s proxy materials for the annual meeting pursuant to Rule 14a-8 under the Exchange Act, or
•

Not earlier than January 25, 2018 and not later than February 24, 2018 (subject to announcement of the annual meeting date, as described below) if the proposal is submitted pursuant to the Company’s Amended and Restated Code of Regulations.

In accordance with our Amended and Restated Code of Regulations, a shareholder may submit notice of a shareholder proposal that it intends to raise at our annual meeting (and not desiring to be included in the Company’s proxy statement) only if advance written notice of such intention is received by the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of such annual meeting of shareholders. In the event that the date of such meeting is not publicly disclosed at least seventy (70) days prior to the date of such meeting, written notice of such shareholder’s intent to submit a proposal must be received by the Corporate Secretary not later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first provided to the shareholders. A shareholder wishing to submit a shareholder proposal must follow the procedure outlined in Article I, Section 11 of our Amended and Restated Code of Regulations, titled “Advance Notice of Shareholder Proposals” and then send a signed letter of proposal to the following address: Corporate Governance and Nominating Committee, c/o Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301. The Company disclosed the date of the 2017 annual meeting on February 17, 2017, and received no proposals satisfying this requirement prior to the February 25, 2017 deadline for this year’s Annual Meeting.

The submission of such a notice does not ensure that a proposal can be raised at our Annual Meeting.

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Incorporation by Reference

The Compensation Committee Report and the Audit Committee Report (including reference to the independence of the Audit Committee members) are not deemed filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. The section of this proxy entitled “Compensation Discussion and Analysis” is specifically incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Cost of Proxy Solicitation

The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Myers. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of Myers. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Myers will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

Copy of the Form 10-K

Although a copy of the Annual Report on Form 10-K is provided to you at the time of delivery of the definitive Proxy Statement, we will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.myersindustries.com and at the SEC’s website at www.sec.gov.

Notice Regarding Delivery of Security Holder Documents

The SEC now permits companies to send a single set of annual disclosure documents to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the Company provides advance notice and follows certain procedures. In such cases, such shareholders continue to receive a separate notice of the meeting and proxy card. This “householding” process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for shareholders of record; however, a number of brokerage firms may have instituted householding for beneficial owners of the Company’s shares of common stock held through such brokerage firms. If your family has multiple accounts holding shares of common stock of the Company, you already may have received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the annual disclosure documents. The broker will arrange for delivery of a separate copy of this Proxy Statement or our Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Trademark

Myers Industries, Inc.® is a registered trademark of the Company.

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2017 INCENTIVE STOCK PLAN OF

MYERS INDUSTRIES, INC.

AS AMENDED AND RESTATED

(Effective March 2, 2017)

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2017 INCENTIVE STOCK PLAN

OF

MYERS INDUSTRIES, INC.

AS AMENDED AND RESTATED

(EFFECTIVE MARCH 2, 2017)

WHEREAS, the 2008 Incentive Stock Plan of Myers Industries, Inc., as amended and restated on March 6, 2009 and as further amended on March 4, 2010, May 29, 2012, April 26, 2013, and March 5, 2015 (the “Existing Plan”), provides that Four Million (4,000,000) Shares are authorized for grants under the Plan;

WHEREAS, the Company now desires to amend and restate the Existing Plan as set forth below to incorporate certain changes, including increasing the number of Shares subject to the Existing Plan by an additional 1,126,950 Shares (the “Additional Shares”), which would bring the total number of authorized Shares under the Plan to 5,126,950 Shares, 3,311,950 of which are subject to outstanding Awards as of December 31, 2016; and

WHEREAS, after this increase, a total of 1,815,000 Shares are currently available for grants of Awards under the Plan.

NOW, THEREFORE, the Plan is amended and restated by the Board as set forth below on March 2, 2017 (the “Effective Date”), subject to receipt of shareholder approval at the 2017 Annual Meeting.

1.Purpose of the Plan

This 2017 Incentive Stock Plan of Myers Industries, Inc. is intended to encourage officers, directors and other key employees of, and consultants to, the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms.  Grants made hereunder are part of the total compensation package for such persons and the opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the long-term success and growth of the Company and its Subsidiaries, to encourage long-term strategic decision making on the part of participants, to aid in retaining individuals who put forth such efforts and strategic decision making, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future, in each case, for the benefit of the Company’s shareholders.

2.Definitions

When used herein, the following terms shall have the meaning set forth below:

2.1“Award” means an Option, a Restricted Stock Award, an SAR, a Stock Unit Award, Performance Stock Unit Award, or a Director Award.

2.2“Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Award under the Plan.

2.3“Board” means the Board of Directors of Myers Industries, Inc.

2.4“Change of Control” means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

(a)Any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided that a Change in Control shall not be deemed to occur under this Section 2.4(a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company;

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(b)During any period of one year there shall cease to be a majority of the Board comprised of Continuing Directors; or

(c)There occurs (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation,  (ii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company, or (iii) the sale or disposition by the Company of more than fifty percent (50%) of  the Company’s assets.  For purposes of this Section 2.4(c), (A) a sale of more than fifty percent (50%) of the Company’s assets includes a sale of more than fifty percent (50%) of the aggregate value of the assets of the Company and its Subsidiaries or the sale of stock of one or more of the Company’s Subsidiaries with an aggregate value in excess of fifty percent (50%) of the aggregate value of the Company and its Subsidiaries or any combination of methods by which more than fifty percent (50%) of the aggregate value of the Company and its Subsidiaries is sold, and (B) a transfer of Company assets to a corporate or non-corporate entity (such as a partnership or limited liability company) in which the Company owns equity securities possessing at least fifty percent (50%) of the total combined voting power of all classes of equity securities in such corporate or non-corporate entity shall not be treated as a sale or disposition by the Company of the assets contributed to such corporate or non-corporate entity.

For purposes of this Plan, a “Change of Control” will be deemed to occur:

(i)on the day on which a thirty percent (30%) or greater ownership interest described in Section 2.4(a) is acquired (other than by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, provided that a subsequent increase in such ownership interest after it first equals or exceeds thirty percent (30%) shall not be deemed a separate Change of Control;

(ii) on the day on which Continuing Directors cease to be a majority of the Board as described in Section 2.4(b);

(iii)on the day of a merger, consolidation or sale of assets as described in Section 2.4(c)(i) or Section 2.4(c)(iii); or

(iv)on the day of the approval of a plan of complete liquidation as described in Section 2.4(c)(ii).

2.5“Code” means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

2.6“Continuing Directors” mean individuals who at the beginning of any period (not including any period prior to the date of this Agreement) of one year constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved.

2.7“Committee” means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

2.8“Company” means Myers Industries, Inc.

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2.9“Director” means a member of the Board who is not also an Employee of the Company or any of its Subsidiaries.

2.10“Director Award” means the grant of an Award to a Director pursuant to Section 11.

2.11“Director Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of a Director Award under the Plan.

2.12“Employees” means officers (including officers who are members of the Board), and other key employees of the Company or any of its Subsidiaries.

2.13“Exchange Act” means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

2.14“Fair Market Value” means, with respect to the Shares, (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading on the date on which the value is to be determined, or (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange.  If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate substitute public market price indicator as determined by the Committee, in its sole discretion.

2.15“Incentive Stock Option” means an Option intending to meet the requirements and containing the limitations and restrictions set forth in Section 422 of the Code and designated in the Option Agreement as an Incentive Stock Option.

2.16“Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

2.17“Option” means the right to purchase the number of Shares specified by the Committee at a price and for a term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan or the Committee may impose.

2.18“Option Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Option under the Plan.

2.19“Parent” means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.20“Participants” means Employees and key consultants to the Company or any of its Subsidiaries.

2.21“Performance Goal” means one or more written objective goals approved by the Committee and established and administered in accordance with Section 162(m) of the  Code and the regulations thereunder, which performance goal or goals are determined based on one or more of the following business criteria: (i) increase in the Fair Market Value of the Shares, (ii) total stockholder return, (iii) revenue, sales, settlements, market share, customer conversion, net income, stock price and/or earnings per share, (iv) return on assets, net assets, and/or invested capital, (v) economic value added, (vi) improvements in costs and/or expenses, (vii) EBIT, EBITDA, operating or gross profits, cash earnings or income from continuing operations, (viii) net cash from continuing operations or cash flow from

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operating activities;  (ix) performance relative to peer group; (x) free cash flow as a percentage of sales; or (x) any performance measure established by the Committee.

2.22 “Performance Stock Unit” means an Award subject to the terms of this Plan, the value of which is equal to one Share at the time it is payable and is determined as a function of the extent to which corresponding Performance Goals have been achieved.

2.23“Performance Stock Unit Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a grant of Performance Stock Units.

2.24“Performance Period” means the period of time during which the Performance Goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.25“Plan” means the Existing Plan, as amended and restated as of the date hereof, and as may be further amended from time to time.

2.26“Regulation T” means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

2.27“Restricted Stock Award” means the right to receive Shares, but subject to forfeiture and/or other restrictions as set forth in the related Restricted Stock Award Agreement.

2.28“Restricted Stock Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a Restricted Stock Award under the Plan.

2.29“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

2.30“SAR” means a stock appreciation right, which is a right to receive an amount in cash, or Shares, or a combination thereof, as determined or approved by the Committee, no greater than the excess, if any, of (i) the Fair Market Value of a Share on the date the SAR is exercised, over (ii) the SAR Base Price.

2.31“SAR Base Price” means the Fair Market Value of a Share on the date an SAR was granted.

2.32“Shares” means shares of the Company’s common stock, no par value, or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

2.33 “Stock Unit” means a bookkeeping entry representing an equivalent of one Share, as awarded under the Plan.

2.34“Stock Unit Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a grant of Stock Units.

2.35“Subsidiary” or “Subsidiaries” means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty

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percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.36“Successor” means the (i) legal representative of the estate of a deceased Participant, (ii) the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Participant, or (iii) the beneficiary or beneficiaries designated by the Participant for any Option granted to the Participant that is outstanding at the time of his death.

2.37“Term” means the period during which a particular Award may be exercised.

3.Stock Subject to the Plan

There will be reserved for use upon the issuance, vesting, or exercise of Awards to be granted from time to time under the Plan to Participants, an aggregate of 5,126,950 Shares, subject to adjustment as set forth in Section 15 of the Plan, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company, except as provided below. The following Shares shall not count against the Share limit in this Section 3:  (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; (iii) Shares tendered in payment of the exercise price of a Stock Option; (iv) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (v) Shares granted through assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees or Directors as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed).  With respect to any SAR that is settled in Shares, only the Shares used to settle the SAR upon exercise shall count against the number of Shares available for Awards under the Plan.

4.Administration of the Plan

The Committee shall be invested with the responsibility for the administration of the Plan. The Committee shall consist of not less than two (2) outside directors as defined in Treasury Regulation 1.162-27 who shall also qualify as non‑employee directors within the meaning of Rule 16b-3; provided, however, that the failure to satisfy the foregoing requirement shall not affect the validity of any Awards granted under the Plan.  Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Participants to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 20 of the Plan); to accelerate the vesting of Awards; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. All decisions or interpretations made by the Committee with regard to any question arising under the Plan or any Awards granted pursuant to the Plan shall be binding and conclusive on the Company and the recipients of Awards.  Except as otherwise provided in the Company’s Compensation Committee Charter, (i) Committee members shall be recommended by the Company’s Corporate Governance and Nominating Committee, and appointed by the Board at its annual organizational meeting;  (ii) members shall serve until their successors shall be duly appointed; and (iii) the Committee’s chair shall be designated by the full Board, or, if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  A majority of its members shall constitute a quorum.  Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.  The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and which are consistent with the scope of the Company’s Compensation Committee Charter as in effect from time to time. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

5.Participants to Whom Awards May Be Granted and Vesting Terms

5.1Participants to Whom Awards May Be Granted.  Awards may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Participants as the Committee, in its discretion, shall determine; provided, however, that no Incentive Stock Options may be granted to a Participant who is not an Employee.  In determining the Participants to whom Awards shall be granted and the number of Shares to be subject to issuance or subject to purchase under such Awards, the Committee shall take into

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account the duties of the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.  Notwithstanding anything to the contrary herein, no Participant shall receive Awards to acquire more than One Million (1,000,000) Shares in any one calendar year.

5.2Vesting.  Awards granted under the Plan on or after the date the Plan this amendment and restatement becomes effective shall be subject to a minimum three (3) year vesting schedule, with one-third vesting to occur on each of the first three anniversaries of the date of the Award Agreement, provided however, that the Committee shall have the discretion to award up to ten percent (10%) of the Shares available for the grant of future Awards under the Plan as of the date hereof without being subject to the minimum vesting requirement.

6.Options

6.1Types of Options.  Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing.  The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Participant.  Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

6.2Option Price.  The option price per share of any Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.  Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

(i)the Company; or

(ii)if applicable, a Subsidiary; or

(iii)if applicable, a Parent,

then the option price per share of any Incentive Stock Option granted to such Employee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

6.3Terms of Options.  Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.  Each Option Agreement issued hereunder shall specify the term of the Option, which term shall be determined by the Committee in accordance with its discretionary authority hereunder.  Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

(i)the Company; or

(ii)if applicable, a Subsidiary; or

(iii)if applicable, a Parent,

then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

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6.4Other Terms and Conditions of Options.  Each Option or each Option Agreement setting forth an Option shall contain such other terms and conditions (e.g., vesting conditions) not inconsistent herewith as shall be approved by the Committee.  Notwithstanding anything contained herein to the contrary, except in connection with a change in capitalization described in Section 15, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, or other Awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

7.Limit on Fair Market Value of Incentive Stock Options

No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Employee during any calendar year (under all such plans of the Employee’s employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000).  For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted.  Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

8.Restricted Stock Awards

Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. Restricted Stock Awards shall be granted to Participants in accordance with, and subject to, the provisions set forth below.

8.1Issuance of Shares.  Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall set forth the number of Shares issuable under the Restricted Stock Award.  Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Participant’s name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter.

8.2Rights of Recipient Participants.  Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant’s name.  Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Participant shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares provided that any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. In furtherance of the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Participant, shall be held by the Company in its control for the account of such Participant (i) until the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan or the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Participant, or (ii) until such Shares are forfeited to the Company and cancelled as provided by the Plan or the Restricted Stock Award Agreement.

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8.3Restrictions.  Except as otherwise determined by the Committee, in its sole discretion, and set forth in a Restricted Stock Award Agreement, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to Section 8.4 of the Plan:

(a)Disposition.  The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant’s Successor.  Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section 8.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

(b)Forfeiture.  The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the complete termination of the Participant’s employment with the Company and its Subsidiaries for any reason whatsoever and at such other times as may be set forth in a Restricted Stock Award Agreement.

8.4Lapse of Restrictions.  The restrictions set forth in Section 8.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse upon either the passage of time or the achievement of one or more Performance Goals and on such terms as the Committee, in its sole discretion, shall determine and set forth in the related Restricted Stock Award Agreement, and certificates for the Shares held for the account of the Participant in accordance with Section 8.2 of the Plan hereof shall be appropriately distributed to the Participant as soon as reasonably practical thereafter. In granting any Restricted Stock Award which is intended to qualify under Section 162(m) of the Code and the regulations thereunder, the Committee shall follow any procedures determined by the Committee from time to time to be necessary or appropriate to ensure the qualification of such Restricted Stock Award under Section 162(m) of the Code and the regulations thereunder.

8.5Issuance of Shares in Book Entry Form.  Shares subject to a Restricted Stock Award, may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case (i) any requirement that certificates for Shares subject to a Restricted Stock Award be issued or delivered to a Participant shall be satisfied by the Company causing such Shares to be evidenced in a book entry account maintained by its stock transfer agent, (ii) any reference in Sections 8.2 through 8.4 of the Plan to Shares subject to a Restricted Stock Award being held by the Company shall include any Shares being held in a book entry account maintained by the Company’s stock transfer agent, and (iii) the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to Sections 18.1 and 21 of the Plan.

9.Stock Appreciation Rights

9.1Grant of SAR.  The Committee, in its discretion, may grant a Participant  an SAR on a stand-alone basis (i.e., independent of an Option).

9.2Limitations on Exercise.  Each SAR granted on a stand-alone basis shall be exercisable to the extent, and for such Term, as the Committee may determine, provided, however that such Term shall not exceed ten (10) years.  The SARs shall be subject to such other terms and conditions as the Committee, in its discretion, shall determine, which are not otherwise inconsistent with the Plan.  The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Employee upon exercise of such SAR shall be payable in cash and what portion, if any, shall be payable in Shares.  If, and to the extent, that Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

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9.3Other Terms and Conditions of SARs.  Notwithstanding anything contained herein to the contrary, except in connection with a change in capitalization described in Section 15, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, or other Awards or SARs with an SAR Base Price that is less than the SAR Base Price of the original SARs without stockholder approval.

10.Stock Units

Awards of Stock Units or Performance Stock Units granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine and set forth in the related Stock Unit Award or Performance Stock Unit Award Agreements.

10.1Number of Shares.  Each Stock Unit Award or Performance Stock Unit Award Agreement shall set forth the number of Shares subject to such Award.

10.2Rights of Participant.  A Participant awarded Stock Units or Performance Stock Units pursuant to the terms of this Plan shall not be deemed to be the beneficial owner of Shares underlying the Stock Units.  Each Stock Unit or Performance Stock Unit shall represent the right of the Participant to receive an amount equal to the Fair Market Value of a Share on the date of the payment of such Stock Unit.  A holder of Stock Units or Performance Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units or Performance Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award or Performance Stock Unit Award Agreement.

10.3Terms of the Stock Units.  Each Stock Unit or Performance Stock Unit Award Agreement granting one or more Stock Units or Performance Stock Units shall contain such other terms and conditions, including but not limited to provision for payment of dividend equivalents, not inconsistent herewith as shall be approved by the Committee, and may vest based on the passage of time or the achievement of one or more Performance Goals.  Notwithstanding the foregoing, no dividend equivalents shall be paid on unvested Stock Units.

10.4Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee and provided within the applicable Performance Stock Unit Agreement. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee.

10.5Performance Goals Generally.  The Performance Goals for such Performance Stock Unit Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 10.  If an Award is intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, Performance Goals shall be objective and shall meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of Performance Goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one Performance Goal or that two or more of the Performance Goals must be achieved as a condition to grant, exercise and/or settlement of such Awards.  Performance Goals may differ for Awards granted to any one Participant or to different Participants.

10.6Timing For Establishing Performance Goals.  If an Award is intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, Performance Goals shall be established not later than the earlier of (i) ninety (90) days after the beginning of any Performance Period applicable to such Awards and (ii) the day on which 25% of any Performance Period applicable to such Awards has expired, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

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10.7Payment of Stock Units or Performance Stock Units.  Payments made with respect to Stock Units or Performance Stock Units may be made in the form of cash, Shares or any combination of both and at such time as determined by the Committee at the time of the grant of the Stock Units.

11.Director Awards

11.1Grant of Director Awards.  Each Director, who is a Director as of the date of the annual meeting of the Board with respect to any given year (such date, the “Meeting Date”) and has been a Director for the entire period since the annual meeting of shareholders of Company held in the immediately preceding calendar year, shall be granted a Director Award for a number of full Shares determined by dividing the Applicable Director Amount by the Fair Market Value of a Share on the grant date, such grant to be made as of such Meeting Date without further action by the Committee.  The Applicable Director Amount shall be recommended by the Committee based on an annual review of the total Board compensation package and approved by the full Board.  Each Director Award shall be evidenced by a Director Award Agreement.  The number of Shares granted under a Director Award shall be issued in the recipient Director’s name on the date of grant of such Director Award or as soon as reasonably practicable thereafter.  Shares received pursuant to Director Awards shall be duly issued or transferred to the Director, and a certificate or certificates for such Shares shall be issued in the Director’s name.  Notwithstanding the foregoing, the Company may determine to grant Directors Stock Units in lieu of a grant of Shares.

11.2Rights of Directors. A recipient Director shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares provided that any cash dividends and stock dividends with respect to the Shares shall be withheld by the Company for the Director’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any Shares (and earnings thereon, if applicable) shall be distributed to the Director in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Shares and, if such Share is forfeited, the Director shall have no right to such dividends.  Notwithstanding anything to the contrary in this Section 11, each Director entitled to receive a Director Award of Shares on a particular Meeting Date shall have the right to elect to receive and be granted a Director Award for a number of full Stock Units determined by dividing the Applicable Director Amount by the Fair Market Value of a Share on the grant date in lieu of receiving a Director Award for an equivalent number of Shares on such Meeting Date.  Any such election must be made in a written notice delivered to the Chairman of the Board or his designee on or before the Meeting Date for the calendar year immediately preceding the applicable Meeting Date, which election once made, shall be irrevocable.  Any Stock Units granted to a Director pursuant to any such election or as provided in Section 11.1 shall provide that the Company will make a payment to such Director on the date that such Director ceases to be a member of the Board for any reason whatsoever of one Share for each such Stock Unit then held by such Director, or as soon thereafter as is reasonably practical, but in no event later than March 15 of the year following the date that such Director ceased to be a member of the Board, and will be subject to such other terms, including but not limited to provision for the payment of dividend equivalents, as contained in a Stock Unit Agreement approved by the Board, the execution of which shall be a condition to the receipt of the Stock Units.

11.3Issuance of Shares in Book Entry Form.  Shares subject to a Director Award as described in this Section 11 of the Plan, may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case (i) any requirement that certificates for Shares subject to a Director Award be issued or delivered to a Director pursuant to this Section 11 of the Plan shall be satisfied by the Company causing such Shares to be evidenced in a book entry account maintained by its stock transfer agent, and (ii) the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to Sections 18.1 and 21 of the Plan.

11.4Limitation on Awards to Non-Employee Directors.  Notwithstanding any other provision of this Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in

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accordance with applicable financial accounting rules) of all Awards granted to any Participant who is a non-employee Director of the Company during any single fiscal year shall not exceed $300,000.

12.Date of Grant

The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award or, if later, such other date as the Committee shall specify.

13.Exercise of Rights Under Awards and Recoupment of Certain Compensation.

13.1Notice of Exercise.  A Participant entitled to exercise an Award may do so by delivery of a written notice to that effect specifying the number of Shares or SARs with respect to which the Award is being exercised and any other information the Committee may prescribe.  The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee’s approval in Shares valued at Fair Market Value at the time of exercise or a combination thereof.  No Shares shall be issued upon exercise of an Option until full payment has been made therefor.  All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company, or such other person as the Committee shall designate.

13.2Cashless Exercise Procedures.  The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options’ qualification under Code Section 422 as Incentive Stock Options.  If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

13.3Rights of Award Holder.  Except as set forth in Section 8 and Section 11 of the Plan, the holder of an Award shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his Award, except to the extent that one or more certificates for such Shares shall be delivered to him upon the due exercise or grant of the Award. Shares subject to an Award under the Plan may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case (i) any requirement that certificates for Shares subject to an Award be issued or delivered to a Participant or Director pursuant to Section this Section 13.3 of the Plan shall be satisfied by the Company causing such Shares to be evidenced in a book entry account maintained by its stock transfer agent, and (ii) the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to Sections 18.1 and 21 of the Plan.

13.4Recoupment of Certain Compensation Attributable to Awards.  Any Award granted hereunder which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or Company policy.

14.Nontransferability of Awards

An Award shall not be transferable, other than:  (a) by will or the laws of descent and distribution, and an Award may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder’s Successor, or in the event of disability, the holder’s personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or the Employee Retirement Income Security Act (ERISA) or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option’s qualification under Code Section 422 as an Incentive Stock Option.

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15.Adjustments Upon Changes in Capitalization

In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices, Option prices, SAR Base Prices, individual share limits, and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option or SAR, in cash or in shares, in an amount equal to the difference between the price at which such Award may be exercised and the then current Fair Market Value of the Shares subject to such Option as equitably determined by the Committee) in order to prevent the diminution or enlargement of benefits thereunder.  The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion; provided, however, that to the extent applicable, any adjustment to an Incentive Stock Option shall be made in a manner consistent with Section 424 of the Code. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

16.Change in Control

Notwithstanding anything to the contrary in the Plan or any Award Agreement, in the case of a Change of Control, the Committee may, in its sole discretion, determine, on a case by case basis, that each Award, other than an Award of Stock Units, granted under the Plan shall terminate upon the later of (i) the thirtieth (30th) day after the Award holder receives written notice from the Company of its intention to terminate the Award, or (ii) the consummation of such Change of Control, but, in the event of any such termination, an Option or SAR holder shall have the right, conditioned upon the consummation of such Change of Control and subject to any limitation on the exercise of such Option or SAR in effect on the date of exercise, to exercise such Option or SAR, prior to its termination, as to the portion of the Option or SAR with respect to which the holder’s right to exercise the Option or SAR had previously vested as of the termination date.  Except as provided in an Award Agreement, or a written employment agreement or separation agreement in effect on the Effective Date, the Company will not accelerate the vesting of any outstanding Awards in connection with a Change in Control unless either (i) such acceleration is conditioned upon the employment of the holder of an outstanding Award being terminated on or after such Change in Control or (ii) any such outstanding Awards are not assumed or replaced with a substituted award or right having a substantially equivalent economic value and substantially equivalent or better terms and conditions.

17.Forms of Awards

Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board, the Committee or by the stockholders of the Company shall constitute the granting of any Award.  An Award shall be granted hereunder only by action taken by the Committee in granting an Award.  Whenever the Committee shall designate a Participant or Director for the receipt of an Award, the President of the Company, or such other person as the Committee shall designate, shall forthwith send notice thereof to the Participant or Director, in such form as the Committee shall approve, stating the number of Shares subject to the Award, its Term, if applicable, and the other terms and conditions thereof.  The notice shall be accompanied by an Award Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company.  If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition.  Execution by the Participant or Director to whom such Award is granted of an Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or grant of any Award.

18.Taxes

18.1Right to Withhold Required Taxes.  The Company shall have the right to require a person entitled to receive Shares pursuant to receipt, vesting or exercise of an Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award.  Furthermore, the

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Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Participant.  If an Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee. Shares subject to an Award under the Plan may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to this Section 18.1 and Section 21 of the Plan.

18.2Election to Withhold Shares.  Subject to Committee approval, a Participant may elect to satisfy his tax liability with respect to the exercise of an Option or the receipt or vesting of a Restricted Stock Award or payment of a Stock Unit Award by having the Company withhold Shares otherwise issuable upon exercise of the Option or deliverable upon the grant or vesting of the Restricted Stock Award or payment of a Stock Unit Award; provided, however, that if a Participant is subject to Section 16(b) of the Exchange Act, such election must satisfy the requirements of Rule 16b-3.

18.3The Plan shall terminate ten (10) years from the Effective Date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan.  Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval would be required under any applicable law.  Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any holder, without such holder’s consent, under any Award theretofore granted under the Plan.

Delivery of certificates for Shares pursuant to the grant or exercise of an Award may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares.  The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the receipt or exercise of an Award or the delivery of any Shares pursuant to an Award.  Shares subject to an Award under the Plan may be issued in book entry form and evidenced by a book entry account maintained by the Company’s stock transfer agent, in which case the Company shall have the same right to delay the entry of the Shares in a book entry account maintained by its stock transfer agent as its right to delay delivery of Shares subject to an Award pursuant to Section 18.1 and this Section 21 of the Plan.

19.Fees and Costs

The Company shall pay all original issue taxes on the grant or exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

20.Effectiveness of the Plan

The Plan shall be submitted to the Company’s shareholders for approval and unless the Plan is approved either (i) by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Ohio law within twelve (12) months after being approved by the Board, or (ii) by a written consent of shareholders in accordance with Ohio law within twelve (12) months after being approved by the Board, the Plan (and all Awards made from the Additional Shares) shall be void and of no force and effect, and the Existing Plan shall continue in full force and effect.

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21.Other Provisions

As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require.  The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

22.Effect on Employment

Neither the adoption of this Plan, its operation, nor any of the Award Agreements or other documents described or referred to in the Plan shall confer upon any person any right to continue in the employ or service of the Company or any of its Subsidiaries or in any way affect any right or power of the Company or any of its Subsidiaries to terminate the employment or service of any person at any time for any reason whatsoever.

23.International Participants

To the extent that the Committee determines, in its sole discretion, to comply with foreign laws or practices and to further the purpose of the Plan, the Committee may, amend the terms of the Plan or Awards in order to conform with the requirements of such foreign laws or practices.

24.Compliance with Section 409A of the Code

The Plan is intended to comply with Section 409A of the Code and the regulations thereunder, to the extent applicable.  Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent.  In that regard, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of the any affected Participant or Director, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations thereunder.

25.Ohio Law to Govern

This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  Signature (Joint Owners)  Date  Signature [PLEASE SIGN WITHIN BOX]  Date  VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery  of information up until 11:59 p.m. Eastern Time the day before the cut-off date  or meeting date. Have your proxy card in hand when you access the web site  and follow the instructions to obtain your records and to create an electronic  voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/MYE  You may attend the Annual Meeting of Shareholders via the Internet and vote  during the meeting. Have the information that is printed in the box marked by  the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have  your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  MYERS INDUSTRIES, INC. 1293 SOUTH MAIN STREET AKRON, OH 44301   E20794-P87535  Withhold  All  For All  Except  MYERS INDUSTRIES, INC.   To withhold authority to vote for any individual  nominee(s), mark “For All Except” and write the  number(s) of the nominee(s) on the line below.  For  All   The Board of Directors recommends you vote FOR the  following:  1. Election of Directors  !  !  !   Nominees:   01) R. DAVID BANYARD   02) SARAH R. COFFIN   03) JOHN B. CROWE   04) WILLIAM A. FOLEY   05) DANIEL R. LEE  06) F. JACK LIEBAU, JR.  07) BRUCE M. LISMAN  08) JANE SCACCETTI  09) ROBERT A. STEFANKO  Against  Abstain  For   !  !  !  4. To approve the adoption of the Amended and Restated  2017 Incentive Stock Plan  The Board of Directors recommends you vote FOR  proposals 2, 4 and 5 and for the "1 year" option for  proposal 3.  Against  Abstain  For   5. To ratify the appointment of Ernst & Young LLP as the  Company's independent registered public accounting  firm for fiscal 2017  !  !  !  !  !  !  2. To cast a non-binding advisory vote to approve executive  compensation  Abstain  2 Years  1 Year  3 Years  3. To provide an advisory vote on the frequency of  future advisory votes regarding the Company's  executive compensation  !  !  !  !  NOTE: Such other business as may properly come before the  meeting or any adjournment thereof.  !  For address change/comments, mark here.  (see reverse for instructions)  !  !  Please indicate if you plan to attend this meeting.  Yes   No  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint  owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  E20795-P87535  MYERS INDUSTRIES, INC.  Annual Meeting of Shareholders  April 26, 2017 at 9:00 AM EDT  This proxy is solicited by The Board of Directors  The shareholder(s) hereby appoint(s) Matteo Anversa and Monica Vinay, or either of them, as proxies, each with  the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated  on the reverse side of this ballot, all of the shares of common stock of MYERS INDUSTRIES, INC. that the  shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM EDT on  April 26, 2017, at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, and any  adjournment or postponement thereof.  IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE  REVERSE SIDE OF THIS PROXY CARD, FOR PROPOSALS 2, 4 AND 5, AND FOR THE 1-YEAR FREQUENCY  OPTION IN PROPOSAL 3, UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE PROXY WILL  BE VOTED AS DIRECTED.  Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)  Continued and to be signed on reverse side  V.1.1